UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12
____________________________________________________________
WAFD, INC.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all the boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Proxy Statement

Notice of Annual Meeting of Shareholders
425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(800) 324-9375
December 19, 2025
Dear Shareholder:
Our Annual Meeting of Shareholders will be conducted live
via the internet on Tuesday, February 3, 2026 at 8:00 a.m.
Pacific Time. To attend the meeting online please visit
www.virtualshareholdermeeting.com/WAFD2026.
Members of the general public may attend, but not
participate in, the Annual Meeting by visiting the previously referenced website.
The virtual Annual Meeting is intended to facilitate
shareholder attendance and participation by enabling
shareholders to participate from any location and at no
cost. The meeting format enables engagement with our
shareholders, regardless of size, resources, or physical
location. You will be able to attend the meeting online,
vote your shares electronically and submit questions
during the meeting by visiting
www.virtualshareholdermeeting.com/WAFD2026. To
participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or
voting instruction form. Participants may vote, from within
the United States, using any touch-tone telephone by
calling 1-800-690-6903 and following the recorded
instructions. The attached Proxy Statement provides
information on how to participate in the Annual Meeting,
how to vote your shares, and explains the matters to be
voted upon in detail.
Shareholders can submit questions in writing at least
24 hours before, or during the Annual Meeting. To
submit a question in advance you must go to
http://www.proxyvote.com and use your 16-digit control
number to be authenticated. To submit a question during
the meeting, you must first join the meeting with your
16-digit control number. We intend to answer questions
pertinent to Company matters as time allows at the
question and answer session following the formal portion
of the meeting and we encourage shareholders to submit
any questions in advance of the meeting. Questions that
are substantially similar may be grouped and answered
once to avoid repetition. Answers to appropriate questions
pertinent to meeting matters, including those which were
not answered at the meeting due to time constraints, will
be posted at www.wafdbank.com/about-us/investor-
relations after the meeting, if necessary.
The meeting webcast will begin promptly at 8:00 a.m.
Pacific Time. We encourage you to access the meeting
prior to the start time. Online check-in will begin at
7:30 a.m., and you should allow ample time for the
check-in procedures. If you experience technical
difficulties during the check-in process or during the
meeting, please call (800) 586-1548 (U.S.) or
(303) 562-9288 (International) for assistance.
We are using the internet as our primary means of
furnishing proxy materials to our shareholders.
Consequently, most shareholders will not receive paper
copies of our proxy materials. We will instead send
shareholders a notice with instructions for accessing the
proxy materials and voting via the internet. The notice also provides information on how shareholders may obtain
paper copies of our proxy materials if they so choose.
We sincerely hope that you will attend the virtual meeting,
but even if you are planning to attend, we strongly
encourage you to cast your vote in advance of the
meeting. This will ensure that your shares are represented
at the meeting. The proxy statement explains more about
proxy voting. Please read it carefully. We look forward to
your participation.
If you have any questions, please do not hesitate to
contact us.
Sincerely,

Stephen M. Graham Chairman of the Board

2026 Proxy Statement	1
Notice of Annual Meeting
of Shareholders
The purposes of the meeting are as follows:

Items of Business	Vote Recommendations	Page Reference

1.To elect four (4) directors for a three-year term ending in 2029, or until their successors are elected and qualified;	FOR each nominee	See Page 10

2.To approve, by a non-binding advisory vote, the compensation of the Named Executive Officers of the Company;	FOR	See Page 51

3.To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for fiscal year 2026;	FOR	See Page 52

4.To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company has fixed November 28, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual
Meeting or at any such adjournment.

You are cordially invited to attend the virtual annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to attend the virtual event, you are urged to cast your vote as soon as possible. Instructions on how to vote via the internet, telephone or by mail are contained below under
“proxy voting.” If you participate in this virtual meeting, you may vote online during the meeting. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on Tuesday, February 3, 2026.

This Proxy Statement relating to the 2026 Annual Meeting of Shareholders and the Annual Report to
Shareholders for the fiscal year ended September 30, 2025 are available for viewing, printing and downloading at www.wafdbank.com/about-us/investor-relations/wfsl-financial-data.
By Order of the Board of Directors

Cathy Cooper Executive Vice President, Chief Experience Officer and Corporate Secretary
December 19, 2025
Seattle, Washington

NOTICE IS HEREBY GIVEN that we will be hosting our virtual Annual Meeting of Shareholders live via the internet with the following details:

Date and Time Tuesday, February 3, 2026 8:00 a.m. Pacific Time

Location www.virtualshareholdermeeting. com/WAFD2026

Record Date November 28, 2025

Voting Methods

At the Virtual Meeting Vote online at www.virtualshareholdermeeting. com/WAFD2026 using the 16-digit control number.

By Internet Before the Meeting Go to http://www.proxyvote.com to transmit a proxy by 11:59 pm EST on February 3, 2025.

By Mail Complete, sign and date the proxy card and mail it in the pre-addressed envelope.

By Telephone Call 1-800-690-6903 by 11:59 pm EST on February 10, 2025.

From Broker/Bank Most beneficial owners will receive instructions for granting proxies from their banks, brokers or other agents.

2	2026 Proxy Statement

2026 Proxy Statement	3
General Information About the
Proxy Materials Annual Meeting
and Voting
This Proxy Statement is furnished to the holders of the common stock ("Common Stock"), of WaFd, Inc. ("WaFd" or the "Company"), the holding company of WaFd Bank, a federally-insured Washington state chartered commercial bank, in connection with the solicitation of proxies by the Board of Directors ("Board") of the Company, to be used at the Annual
Meeting of Shareholders that will be held live via the internet at www.virtualshareholdermeeting.com/WAFD2026, on
Tuesday, February 3, 2026 at 8:00 a.m. Pacific Time, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being sent to shareholders on or about December 19, 2025.
The proxy solicited hereby, if properly executed and returned and not revoked prior to its use, will be voted in accordance with the instructions provided. If no instructions are specified, the proxy will be voted as follows:
1.FOR each of the four (4) persons nominated to be directors;
2.FOR the approval, on an advisory basis, of the compensation of the Company's Named Executive Officers;
3.FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for fiscal year 2026;
4.upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.
Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.
Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing written notice with the Secretary of the Company (Secretary, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the live virtual Annual Meeting and casting your vote at the virtual
Annual Meeting in the manner described below (although attendance at the live virtual Annual Meeting will not in and of itself constitute a revocation of a proxy). Proxies solicited hereby may be exercised only at the live virtual Annual Meeting and any adjournment thereof and will not be used for any other meeting.
The Company's fiscal year end is September 30. All references to 2025 and 2024 represent information and amounts as of September 30, 2025 and September 30, 2024, or activity for the fiscal years then ended, respectively.
References in this proxy statement to:
■“WaFd,” “we,” “us,” “our,” or the “Company” refer to WaFd, Inc.;
■“Bank” refers to WaFd Bank, a wholly owned subsidiary of the Company;
■“Board” refers to the Board of Directors of WaFd; and
■“Annual Meeting” refers to our 2026 Annual Meeting of Shareholders.
Information on our website and any other websites referenced herein is not incorporated by reference into, and does not constitute a part of, this proxy statement.

4	2026 Proxy Statement
Voting Securities and Principal
Holders Thereof
Voting Securities
Only shareholders of record at the close of business on November 28, 2025 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, 76,434,807 shares of Common Stock were issued and outstanding.
Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, for which cumulative voting is permitted, as discussed below under “Proposal 1: Election of Directors.” A majority of the votes entitled to be cast by shareholders represented in person or by proxy is necessary to constitute a quorum.
A list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days ending on the day before the Annual Meeting at our principal executive offices located at 425 Pike Street, Seattle WA 98101. If you would like to view the shareholder list, please contact Investor Relations in advance at info@wafd.com. The shareholder list will be available during the Annual Meeting at www.virtualshareholdermeeting.com/WAFD2026.
Vote Required
The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the
Annual Meeting.
The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting is required to (i) approve the non-binding resolutions regarding the compensation of the Company's Named Executive
Officers, (ii) ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for fiscal 2026, and (iii) approve any other business that properly may come before the Annual Meeting.
Because the vote to approve the resolution on Named Executive Officer compensation is non-binding, it will not be binding on the Board. However, the Company will consider the outcome of the votes when determining future executive compensation and the frequency of votes on executive compensation.
Majority Vote Standard
The Company’s Board of Directors has adopted a majority vote policy which provides that, in an uncontested election, if an incumbent Director nominee fails to receive a greater number of votes cast “for” the director’s election than “withheld”
for such election, the director is required to immediately tender their resignation from the Board to the Company. Upon receipt of the director’s resignation, the Nominating and Governance Committee will make a recommendation to the Board about whether to accept or reject the resignation. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date that the election results were certified.

2026 Proxy Statement	5

Voting Securities and Principal Holders Thereof
Effect of Abstentions and Broker Non-Votes
Shareholders who abstain from voting on any or all proposals and broker non-votes will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no effect on the votes required to approve the nominees for director or the other proposals being considered at the
Annual Meeting.
Banks, brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner of the shares at least ten days prior to the Annual Meeting. A broker non-vote occurs when a bank, broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting.
If you are a beneficial owner and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Banks, brokers and other nominees have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm (Proposal 3), but do not have discretion to vote on non-
routine matters such as the election of four directors (Proposal 1), or the non-binding advisory proposal on executive compensation (Proposal 2). A broker non-vote will not affect the outcome of the vote on Proposals 1 or 2. Therefore, if you do not provide voting instructions to your bank, broker or other nominee, your bank, broker or other nominee may only vote any other routine matters properly presented for a vote at the Annual Meeting.
Board's Voting Recommendations
The Board recommends the following votes for each of the Proposals:

Proposal		Board Recommendation
1	Election of four directors	FOR each nominee
2	Approval, on an advisory basis, of the compensation of the Company's Named Executive Officers	FOR
3	Ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accountants for fiscal 2026	FOR

6	2026 Proxy Statement
Proxy Voting
Voting at the Annual Meeting, via the Internet, by
Telephone or Mail
Record holders of shares of Company common stock at the close of business on November 28, 2025 may vote online at the Annual Meeting, via the Internet, by telephone or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card. For those record shareholders who receive a paper proxy card, instructions for voting via the Internet, telephone or by mail are set forth on the proxy card. Shareholders electing to vote by mail should sign and mail the proxy card in the addressed, postage paid envelope that was enclosed with the proxy materials, and your shares will be voted at the Annual Meeting in the manner you direct.
Shareholders whose shares are not registered in their own name are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). As the beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. Shares held beneficially in street name may be voted by you at the virtual Annual Meeting as long as you have the 16-digit control number from your record holder so your right to vote such shares can be authenticated at the Annual Meeting. If you are the beneficial owner of shares held through a broker, or other nominee, please follow the instructions provided by your broker, trustee or nominee.
For those shareholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of
Proxy Materials provides information on how to access your proxy on the Internet, which contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the notice.
How to Vote
At the Virtual Meeting. Shares held in your name as the shareholder of record may be voted by you online at the
Annual Meeting at www.virtualshareholdermeeting.com/WAFD2026 using your 16-digit control number. If you hold shares through a broker, or other nominee, you will need your legal proxy available when you access the virtual meeting web page. If you experience any technical difficulties during the check-in process or during the meeting, please call
(800) 586-1548 (U.S.) or (303) 562-9288 (International) for assistance.
By Mail. Shareholders who ask for and receive a paper proxy card may vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that will accompany the delivery of the paper proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.
By Internet before the meeting. For shares registered in your name as shareholder of record, you may go to
http://www.proxyvote.com to transmit a proxy to vote your shares online by means of the Internet. You will be required to provide our number and the control number, both of which are contained on the Notice of Internet Availability of Proxy
Materials or the proxy card, as applicable. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired. You must submit your vote online by 11:59 pm EST on February 2, 2026.
By Telephone. You may grant a proxy to vote your shares by telephone. The telephone voting procedures are designed to authenticate your identity, to allow you to grant a proxy to vote your shares, and to confirm that your instructions have been recorded properly. To vote by telephone, call 1-800-690-6903 by 11:59 pm EST on February 2, 2026. Please see the
instructions on the Notice of Internet Availability of Proxy Materials or the proxy card, as applicable.
For shares registered in the name of a broker or bank. Most beneficial owners, whose stock is held in “street name,”
will receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and as the beneficial owner, you have the right to direct your broker on how to vote.
A number of brokers and banks are participating in a program provided through Broadridge Financial Solutions Inc. that offers the means to grant proxies to vote shares over the telephone and Internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may grant a proxy to vote those shares by calling the telephone number or visiting the website shown on the instruction form received from your broker or bank.

2026 Proxy Statement	7
Security Ownership of Certain
Beneficial Owners and Management
The following table sets forth information with respect to any person or entity known by the Company to be the beneficial owner of 5% or more of the issued and outstanding Common Stock on November 28, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Ownership(2)
Blackrock, Inc.	11,234,577	(1)	14.70%
400 Howard Street San Francisco, California, 94105
Vanguard Group, Inc.	9,051,670	(1)	11.84%
100 Vanguard Boulevard Valley Forge, Pennsylvania, 19482
Dimensional Fund Advisors LP	4,954,089	(1)	6.48%
6300 Bee Cave Road Austin, Texas, 78746
State Street Corp	4,127,419	(1)	5.40%
One Congress Street Boston, Massachusetts, 02114
(1)As disclosed on Forms 13F filed with the SEC for the quarter ended September 30, 2025.
(2)Based on the 76,434,807 shares of Common Stock issued and outstanding on November 28, 2025.

8	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of November 28, 2025 regarding the beneficial ownership by shares of
Common Stock by each of the (i) directors, (ii) executive officers named in the Summary Compensation Table and (iii) all directors and executive officers as a group.

Name	Title	# of Shares(1)		Percentage Ownership
R. Shawn Bice	Director	9,403		0.01
Linda S. Brower	Director	74,724		0.10
Stephen M. Graham	Chairman of the Board	18,518		0.02
David K. Grant	Director	63,951		0.08
Sylvia R. Hampel	Director	13,419		0.02
Bradley M. Shuster	Director	23,301		0.03
S. Steven Singh	Director	19,581		0.03
Sean B. Singleton	Director	9,119		0.01
Randall H. Talbot	Director	63,201		0.08
M. Max Yzaguirre	Director	8,086		0.01
Brent J. Beardall	Vice Chairman, President and Chief Executive Officer	368,124	(2)	0.47
Kelli J. Holz	Executive Vice President and Chief Financial Officer	114,027	(3)	0.15
Cathy E. Cooper	Executive Vice President and Chief Experience Officer	110,238	(4)	0.14
Ryan M. Mauer	Executive Vice President and Chief Credit Officer	126,740	(5)	0.16
Kim E. Robison	Executive Vice President and Chief Operating Officer	137,126	(6)	0.18
All Directors, Executives and Named Executive Officers as a group (16 persons)		1,159,558	(7)	1.49%
(1)Except as indicated in the footnotes to this table, each shareholder named in the table above has sole voting and investment power for the shares shown as beneficially owned by them. This information is based on information furnished by the respective directors and executive officers. The percentage of outstanding shares of Common Stock is based on the 76,434,807 shares of Common
Stock issued and outstanding and 1,300,764 stock options outstanding on November 28, 2025.
The number of shares does not include any preferred stock shares owned. As of November 28, 2025, Director Grant and Mr. Beardall
owned 20,000 and 3,000 non-voting depositary shares, respectively, each share representing a 1/40th interest in a share of WaFd,
Inc.'s 4.875% Fixed Rate Series A Non-Cumulative Preferred Stock.
(2)Mr. Beardall's ownership includes 158,993 shares of unvested restricted and performance-based Common Stock and 123,823 common stock units ("Company Stock Units") held in the Company's Supplemental Executive Retirement Plan ("SERP"), each
Company Stock Unit representing one share of WaFd, Inc. Common Stock, which will be settled in shares of WaFd Common Stock upon the executive's separation from service. See the description of the SERP below under "Executive Compensation -
Retirement Plans".
(3)Ms. Holz's ownership includes 40,901 shares of unvested restricted and performance-based Common Stock and 51,594 Company
Stock Units held in the Company's SERP.
(4)Ms. Cooper's ownership includes 40,581 shares of unvested restricted and performance-based Common Stock, 36,115 Company
Stock Units in the Company's SERP, and 10,486 shares of Common Stock held in the Retirement Plan.
(5)Mr. Mauer's ownership includes 40,581 shares of unvested restricted and performance-based Common Stock and 61,912 Company
Stock Units in the Company's SERP.
(6)Ms. Robison's ownership includes 40,581 shares of unvested restricted and performance-based Common Stock and 56,751
Company Stock Units in the Company's SERP.
(7)This includes an aggregate of 330,195 Company Stock Units held in the Company's SERP, and 10,486 shares held in the Retirement
Plan for the benefit of executive officers of the Company's wholly-owned subsidiary, WaFd Bank. The trustees of the Retirement Plan are Lisa King - Chair, Jude Griego, Kristoffer Anderson and Rika Laing, who are all employees of the Bank.

2026 Proxy Statement	9

Security Ownership of Certain Beneficial Owners and Management
Insider Stock Ownership Guidelines
Each Director is expected to own Common Stock in the amount equivalent to three times the annual amount of director fees received during the fiscal year. Director fees are defined to include all cash received for director and committee meetings attended and all retainer fees received. All common stock over which the Director has voting rights count toward the ownership guideline. The expectation is that the ownership levels will be reached within 5 years of appointment to the Board.
The Chief Executive Officer is expected to own Common Stock in the amount equivalent to five times his annual base salary. The base salary does not include the value of any retirement contributions, insurance payments, cash bonus payments, or stock options or stock awards. All common stock over which the Chief Executive Officer has voting rights, as well as unvested restricted stock and performance awards, count toward the ownership guideline. The expectation is that this ownership level will be reached within 5 years of appointment.
Other Named Executive Officers ("NEOs"), excluding the Chief Executive Officer, are expected to own Common Stock in the amount equivalent to two times their annual base salary. The base salary does not include the value of any retirement contributions, insurance payments, cash bonus, stock options or stock awards. All shares over which the NEO has voting rights, including unvested restricted stock, count toward the ownership guideline. The expectation is that this ownership level will be reached within 5 years of appointment.
All Directors and NEOs are in compliance with the aforementioned ownership guidelines as of the record date, taking into consideration the five-year compliance deadline.
Insider Trading Arrangements and Policies
Our Board of Directors has adopted the WaFd, Inc. Trading Policy to govern the purchase, sale, and/or other dispositions of our securities by our officers, directors and employees of WaFd, Inc. and its subsidiaries, including the Bank. The policy also applies to other persons that we have designated, such as contractors or consultants who have access to material nonpublic information. We believe our Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.
Prohibition on Hedging and Pledging
Our Trading Policy additionally provides that our Directors and NEOs may not trade in options, warrants, puts, calls or similar instruments or derivatives with respect to Company stock or sell Company stock "short". The Trading Policy also provides that our Directors and NEOs may not hold Company stock in margin accounts or pledge Company stock as collateral for a loan, other than pursuant to an approved 10b5-1 trading plan.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.
To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during fiscal 2025, we believe that for fiscal 2025, all required reports were filed on a timely basis under Section 16(a).

10	2026 Proxy Statement

PROPOSAL 1

Election of Directors

The board of directors unanimously recommends a vote “FOR” the director nominees.

General
The Restated Articles of Incorporation of the Company provide that the Board shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. Under our current
Amended and Restated Bylaws, the board shall consist of between five and fifteen directors, and the number of directors currently authorized by the Board is eleven.
Pursuant to the Company's Restated Articles of Incorporation, as amended, each shareholder entitled to vote has cumulative voting rights in the election of directors. Cumulative voting allows a shareholder to multiply the number of shares owned by him or her by the number of directors to be elected (four), and to cast an equal number of votes for each of the four nominees to the Board, or give one nominee all their votes, or distribute their votes on the same principle among any number of nominees.
The Board, upon the recommendation of the Nominating and Governance Committee, has nominated current directors
Stephen M. Graham, Bradley M. Shuster, Randall H. Talbot, and M. Max Yzaguirre for reelection. At the Annual Meeting, shareholders will be asked to elect directors Graham, Shuster, Talbot and Yzaguirre for a three-year term expiring in 2029, or until their respective successors are elected and qualified. Current director David K. Grant, whose term expires at our
2026 annual meeting, is not standing for reelection.
There are no arrangements or understandings between the persons named and any other person concerning selection as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of WaFd, Inc. by blood, marriage or adoption.
If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of the Company.
Alternatively, under such circumstances, the Board may reduce the number of directors of the Company. The Company knows of no reason why any of the nominees may not be able to serve as director if elected.

2026 Proxy Statement	11

Proposal 1: Election of Directors
Information with Respect to Nominees for Director
and Continuing Directors
The following sets forth information relating to continuing directors of the Company and our director nominees, including their positions with WaFd, Inc. and their principal occupation during the past five years.
Director Nominees for a Three-year Term Expiring in 2029

Stephen M. Graham, 74

Director since: 2019 Term expiring: 2026	Partner Emeritus of the law firm of Fenwick & West LLP

Mr. Graham founded Fenwick's Seattle office in 2008 and served as a corporate and securities partner before retiring in
2022. During his forty-two-year career, in addition to Fenwick, Mr. Graham has been a partner at the AmLaw 100 law firms of Orrick and Perkins Coie. Mr. Graham is a Yale Law School graduate and spent six years as co-chair of the
Securities and Exchange Commission's Advisory Committee on Small and Emerging Companies. He serves on the
Board of Trustees of the Fred Hutchinson Cancer Center, the Board of Directors for The Who We Are Project, Sound
Pharmaceuticals, and the National Board of Friends of the Children, where he serves as Chairman. Mr. Graham brings extensive experience in private and public mergers and acquisitions, corporate governance and strategic planning to the Board.

Bradley M. Shuster, 71

Director since: 2024 Term expiring: 2026	Executive Chairman and Chairman of the Board of NMI Holdings, Inc. (January 2019 – Present)

Mr. Shuster founded NMI Holdings, Inc. (NASDAQ: NMIH) and served as Chairman and CEO of the company from 2012 to 2018. He also serves as Chairman of the Board of McGrath RentCorp (NASDAQ: MGRC), as a member of the Board of
Directors of USMI, and was previously an independent director of Luther Burbank Corporation. In addition to his operating experience in managing complex and successful businesses, Mr. Shuster is a Certified Public Accountant and Chartered
Financial Analyst. Mr. Shuster's experience leading a public company, as well as his service on public company boards, give him valuable insight and enable him to make significant contributions as a member of our Board.

12	2026 Proxy Statement

Proposal 1: Election of Directors

Randall H. Talbot, 72

Director since: 2012 Term expiring: 2026	Managing Director of Talbot Financial LLC, an investment advisory firm (June 2010 - Present)

Mr. Talbot served as Director, Chief Executive Officer and President of Symetra Financial Corporation from 2004 to 2010, and as Director of Concur Technologies, Inc. from March 2008 to November 2014. Mr. Talbot joined the former parent of
Symetra Financial Corporation, Safeco Corporation, in 1998, and from 1998 to 2004 he served as President of Safeco Life
Insurance Company. Mr. Talbot provides the Board with valuable experience in the areas of commercial real estate finance, investments, insurance, risk management, SEC reporting and financial management.

M. Max Yzaguirre, 65

Director since: 2024 Term expiring: 2026	Board Director of Altria Group, Inc. (May 2022 – Present), Board Director of Solaris Energy Infrastructure, Inc. (January 2025 – Present)

Mr. Yzaguirre previously served as an independent director of Luther Burbank Corporation from 2021 to 2024, on the board of Aris Water Solutions from 2021 to 2025, on the boards of BBVA USA Bancshares, Inc. and BBVA USA Bank from
2009 to 2021, and on the boards of Texas Regional Bancshares and Texas State Bank from 2000 to 2006. From 2006 to
2017, Mr. Yzaguirre served as Chief Executive Officer of the Yzaguirre Group, LLC, a business and public affairs strategic advisory firm. He served as Executive Chairman of the energy infrastructure construction company, Forbes Bros.
Holdings, Ltd., from 2019 to 2021, and as its U.S. Chairman and Chief Executive Officer from 2017 to 2019. He was
Chairman and CEO of Isolux Ingenieria USA, L.L.C., the U.S. operation of Isolux Corsan SA, a Spanish engineering, procurement and construction company from 2011 to 2013. Mr. Yzaguirre's experience includes domestic and international business, government and law, as well as expertise in a wide variety of industries and sectors. His extensive knowledge of banking and executive management roles, as well as his service on public company boards, give him valuable insight and enable him to make significant contributions as a member of our Board.

2026 Proxy Statement	13

Proposal 1: Election of Directors
Continuing Directors

Brent J. Beardall, 54

Director since: 2017 Term expiring: 2027	Vice Chair; President and Chief Executive Officer of WaFd, Inc (April 2017 - Present)

Mr. Beardall has been the President of WaFd, Inc. since July 2016. Other prior roles since 2001 include: Controller, Chief
Financial Officer and Chief Banking Officer. Mr. Beardall has worked in the banking industry for over 25 years and has experience in virtually all aspects of the business. As Chief Executive Officer, he provides practical advice on the operational impact of board policy making and strategy development. Mr. Beardall also serves on the boards of the United
Way of King County, Washington, the YMCA of Greater Seattle, the Pacific Coast Banking School and the Washington
Bankers Association.

Sylvia R. Hempel, 60

Director since: 2021 Term expiring: 2027	CEO and President of Clearview Cleaning (1995 - 2020)

Ms. Hampel was the CEO and President of Clearview Cleaning from 1995 to 2020, which she expanded to over 450 custodial teams operating throughout Idaho and three other western states before selling her company to facility services giant KBS. She currently serves as an independent consultant, working with small businesses. She is a licensed real estate broker and owns Toucan Development, LLC, a real estate development company. She is currently also serving on the Board of Directors for both the Boys and Girls Club of America, the Boise State University College of Business and
Economics and the advisory board for Okipa, Ltd. Ms. Hampel's experience as a business owner and entrepreneur brings perspective on the competitive landscape and problem-solving skills to tackle strategic challenges facing the Company.

S. Steven Singh, 64

Director since: 2018 Term expiring: 2027	Managing Director of Madrona Venture Group (January 2020 - Present)

In addition to his work at Madrona Venture Group, Mr. Singh has served as the interim CEO for Spotnana since June
2024. Prior to Madrona, he was CEO of Concur Technologies, Inc. from 1996 to 2014, a travel and expense management software company and one of the first SaaS solutions on the market, and Chairman from 1999 to 2017 and President of
Business Networks & Applications and a member of the Executive Board of SAP SE, which acquired Concur in 2014.
From October 2016 to August 2021 he served as a member of the Board of Directors of Talend SA, serving as its
Chairman from November 2017 to August 2021. He served as Chairman of the Board of Modumetal, Inc. from 2014 to
2021, was a member of the Board of Directors at Vndly, Inc. from March 2020 to December 2021 and served as Chairman of e.Merge Technology Acquisition Corp. from July 2020 to August 2022. Mr. Singh currently serves as Chairman of the
Board of privately held companies Covenant IQ, Stratify Technologies, Magnify Technologies, Spontana, Tektonic.ai,
Charger.dev and Troop Travel, and as a member of the Board of Directors at Clari and Leaf Logistics. Mr. Singh brings to the Board over 20 years of senior executive experience in building and scaling world-class software companies including some of the most successful brands in technology.

14	2026 Proxy Statement

Proposal 1: Election of Directors

Linda S. Brower, 72

Director since: 2019 Term expiring: 2028	Former Executive Vice President and Chief Administrative Officer at WaFd Bank (2003 - 2016)

Ms. Brower's extensive banking career spans four decades including past leadership roles at Bank of America and US
Bank. She has expertise in bank information technology, compliance, human capital and operations. Ms. Brower's industry expertise is helpful in the execution of the Board's responsibilities of evaluating management's performance and the strategic positioning of the Company for long-term success.

R. Shawn Bice, 56

Director since: 2021 Term expiring: 2028	Corporate Vice President, Security Platform & AI, at Microsoft (NASDAQ: MSFT) (June 2022 - Present)

Mr. Bice has been a technology executive for more than two decades. Mr. Bice served as President of products and technology at cloud data company Splunk from June 2021 to June 2022, as Amazon Web Services Vice President of data from 2016 to 2021, and was a Microsoft executive leading SQL Server and Azure Data, amongst other enterprise services from 1997 to 2016. He has over two decades of experience in technology leadership roles that will support the Board's efforts to develop cutting-edge insights that allow it to execute the Company's vision of leveraging data to anticipate needs and empower its clients.

Sean B. Singleton, 53

Director since: 2021 Term expiring: 2028	Managing Principal at Oglethorpe Capital (2013 - Present), U.S. Venture Partner for Beaten Zone Ventures (2024 - Present).

In addition to his work at Oglethorpe Capital, Mr. Singleton is a Bochnowski Veteran Fellow at the Hoover Institution. He
served as Vice President of Business Development at Tectus (dba Mojo Vision) from 2019-2024 and Partner and Vice
President of Business Development at America's Frontier Fund from 2022 to 2024. He served as the Placement Agent for
Franklin Venture Partners from 2018-2020 and was the Director of Business Development for the Defense Innovation Unit
(DIU) from 2016-2018. Mr. Singleton is also a member of the Board of Directors at Vali Cyber, a cybersecurity software company and services as a strategic advisor for 3D Fortify. Mr. Singleton's deep experience in capital markets and fintech venture capital and his passion for financial literacy will guide Board strategy toward using data to improve the client experience and drive value for both clients and shareholders.

2026 Proxy Statement	15

Proposal 1: Election of Directors
Executive Officers
The following table sets forth information concerning the executive officers of the Company as of September 30, 2025
(excluding the President and CEO Brent J. Beardall, whose information is included above under Directors), including their positions with WaFd, Inc. and their principal occupation during the past five years. Executive officers of the Company are appointed by the Board on an annual basis and serve until their successors have been duly elected and qualified.

Cathy E. Cooper, 59

Executive Vice President and Chief Experience Officer (January 2025 - Present)

Executive Vice President and Chief Consumer Banker from October 2021 to December 2024; Temporary CEO January
2023 to February 2023; Executive Vice President and Chief Consumer Banker from October 2021 to December 2024,
Executive Vice President and Retail Banking Group Manager from September 2016 to October 2021; Corporate Secretary since October 2018; Senior Vice President and Retail Client Experience from February 2016 to September 2016. Ms.
Cooper also serves on the Executive Advisory Board for the Seattle Sports Commission and is the Vice President of the
SSC Foundation Board.

Kelli J. Holz, 56

Executive Vice President and Chief Financial Officer (January 2023 - Present)

Senior Vice President and Chief Risk Officer from 2018 to January 2023; Senior Vice President, Enterprise Risk
Management from 2010 to 2018.

Ryan M. Mauer, 54

Executive Vice President and Chief Credit Officer (October 2020 - Present)

Senior Vice President and Chief Credit Officer from October 2019 to October 2020; Senior Vice President and Deputy
Chief Credit Officer from March 2019 to October 2019; Senior Vice President and Commercial Division Manager from May
2014 to March 2019.

16	2026 Proxy Statement

Proposal 1: Election of Directors

Kim E. Robison, 55

Executive Vice President and Chief Operating Officer (October 2021 - Present)

Executive Vice President and Operations Group Manager from April 2017 to October 2021; Senior Vice President and
Deposit Operations Group Manager from January 2016 to April 2017; Senior Vice President and Training Manager from
October 2014 to January 2016.

2026 Proxy Statement	17
Corporate Governance
The Board of Directors and Its Committees
The Board held a total of five meetings during the last fiscal year. All directors attended 100% of the Board meetings and
Board committee meetings (for committees on which he or she served) held during his or her tenure in office during the last fiscal year. Although the Company does not have a formal policy regarding attendance by directors at annual meetings of shareholders, directors are expected to attend such meetings. All directors who were on the Board at the time of the 2025 Annual Meeting were present at the meeting.
The Board has established various committees, including an Executive Committee, an Audit Committee, a Nominating
and Governance Committee, a Risk Management Committee, a Compensation Committee and a Technology Committee.
A copy of each of the Committee's Charters is available on the Company's website at www.wafdbank.com.
The Board has affirmatively determined that, other than our CEO Brent Beardall, all of the Company's directors are independent pursuant to the listing requirements of the Nasdaq Stock Market LLC ("NASDAQ"). The independent directors hold an executive session at least one time each fiscal year. The Board also has affirmatively determined that each member of the Audit Committee, Compensation Committee, Nominating and Governance Committee, Risk
Management Committee and Technology Committee of the Board is independent within the meaning of applicable laws and regulations and the listing requirements of NASDAQ.

Executive Committee	No. of Meetings in 2025: 1

Members: Stephen M. Graham – Chair Brent J. Beardall Linda S. Brower Randall H. Talbot	Primary responsibilities: ■Exercises all the authority of the Board in the management of the Company between board meetings unless otherwise provided by the Amended and Restated Bylaws.

Audit Committee	No. of Meetings in 2025: 4

Members:
David K. Grant – Chair
Linda S. Brower
Sylvia R. Hampel
Bradley M. Shuster
Sean B. Singleton
The Board also has
affirmatively determined
that Messrs. Grant,
Shuster and Singleton are
audit committee financial
experts as defined by
the SEC.

Primary responsibilities:
■Reviews of all financial information included in our quarterly and annual reports;
■Reviews and oversees the internal audit function;
■Engages with and reviews the independent registered public accountants;
■Pre-approves all services performed by the independent registered public accountants; and
■Reviews all related party transactions and compliance with laws and regulations.

18	2026 Proxy Statement

Corporate Governance

Compensation Committee	No. of Meetings in 2025: 2

Members:
Linda S. Brower – Chair
David K. Grant
Sylvia R. Hampel
M. Max Yzaguirre
No member of the
Compensation Committee
has served as an officer
or an employee of WaFd,
Inc. or its subsidiaries
within the past five years.

Primary responsibilities:
■Oversees the Company’s executive compensation programs;
■Recommends the creation, termination or amendment of employee benefit programs to the Board;
■Monitors the administration of employee benefit programs on behalf of the
Board; and
■Annually reviews and recommends to the Board the individual elements of total compensation for the CEO and other designated executive officers.

Risk Management Committee	No. of Meetings in 2025: 4

Members: Randall H. Talbot – Chair R. Shawn Bice David K. Grant Sean B. Singleton M. Max Yzaguirre
Primary responsibilities:
■Provides ongoing review, guidance and oversight of the Company's loan review and enterprise risk management functions, including recommending risk tolerance limits to the Board; and
■Together with our Technology Committee, oversees the Company's approach to managing cybersecurity risks.

Nominating and Governance Committee	No. of Meetings in 2025: 3

Members: Randall H. Talbot – Chair Stephen M. Graham Sylvia R. Hampel Bradley M. Shuster
Primary responsibilities:
■Establishes and oversees the general responsibilities and functions of the Board;
■Assists the Board in identifying and qualifying individuals to serve as directors and approves candidates to be recommended for nomination to the board; and
■Establishes succession planning for the Board and senior management.

Technology Committee	No. of Meetings in 2025: 4

Members: R. Shawn Bice – Chair S. Steven Singh Sean B. Singleton Randall H. Talbot
Primary responsibilities:
■Provides ongoing review, guidance and oversight of the Company's technology in its business activities and operations; and
■Oversees, with the Risk Management Committee, the Company's approach to cybersecurity risks.

2026 Proxy Statement	19

Corporate Governance
Board Leadership Structure and the Board's Role
in Risk Oversight
The leadership structure of the Board currently consists of an independent Chairman of the Board, Mr. Stephen Graham.
Mr. Beardall serves as the Vice Chairman of the Board and supports the Chairman with duties as assigned.
The Company's Board endorses the view that one of its primary functions is to protect shareholders' interests by providing effective oversight of management, including the Chief Executive Officer. With the increasing amount of responsibility placed on our Board of Directors, the Company determined it would be beneficial to have a separate chairman whose sole job was leading the Board. Accordingly, in 2017 the Board separated the positions of Chairman of the Board and the Chief
Executive Officer. The Board Chair's role includes supervising the carrying out of the policies adopted or approved by the
Board and guiding the Company's strategic direction. However, the Board does not believe that mandating a particular structure is necessary to achieve effective oversight, and the Board retains the authority to modify this structure when and if appropriate in the best interest of our shareholders.
Risk Oversight
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The
Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operations risk, regulatory risk, strategic risk and reputational risk.

Board ■Establishes the Company's risk appetite. ■Sets appropriate risk policies.
Risk Management Committee
■Assists the Board in fulfilling the role of establishing the Company's risk appetite and setting appropriate risk policies.
■Provides ongoing review, guidance and oversight of the Company's enterprise risk management function.
■Oversees enterprise risk management’s efforts to identify, analyze, measure, mitigate, track, prioritize and monitor risks
■Receives reports and meets regularly with the Loan Review Department.

Management
■Manages the Company's
risks on a day-to-day basis
■Executive Management
attends all board meetings
and is available to address
any questions or concerns
raised by the Board on risk
management and any
other matters.
■Executive Management and
the Board work together to
provide strong oversight of
the Company's management
and affairs through its
standing committees, Board
meetings and Independent
director meetings.

Enterprise Risk Management Committee
■Management-level committee that executes the risk management framework adopted by the Board.
■Company's Chief Risk Officer (“CRO”) chairs the Committee.
■The Company’s CRO, Chief Financial Officer, Chief Information Officer, Chief
Information Security Officer, Chief Credit Officer, and other members of management report directly to the Risk Management Company on at least a quarterly basis to provide reporting on risk levels, key risks, emerging risks and the Company’s compliance with the risk management framework, risk limits and risk appetites adopted by the Risk Management Committee.

Audit Committee ■Receives reports and meets regularly with the Manager of the Company's Internal Audit Department.

20	2026 Proxy Statement

Corporate Governance
Selection of Nominees for the Board
The Nominating and Governance Committee considers candidates for director suggested by its members, other directors of the Company, as well as management and shareholders. The Nominating and Governance Committee may also solicit prospective nominees. In addition, nominees for election as director may be obtained in connection with acquisitions by the Company. A shareholder who desires to recommend a prospective nominee for the Board should notify the Company's
Corporate Secretary or any member of the Nominating and Governance Committee in writing with whatever supporting material the shareholder considers appropriate. The Nominating and Governance Committee also considers whether to nominate any person recommended pursuant to the provision of the Company's Amended and Restated Bylaws relating to shareholder nominations, which is described under “Shareholder Nominations” below. The Nominating and Governance
Committee has the authority to retain a third-party search firm to help identify and evaluate potential nominees.
Director Qualifications
The Company's directors bring a wealth of skills and experience from both previous board service and professional and executive positions held, as follows:

Director	Banking & Financial Services	Accounting & Finance	Cybersecurity	Legal / Regulatory	Risk Management	Executive Leadership	Human Capital
R. Shawn Bice	■		■	■	■	■	■
Linda S. Brower	■	■		■	■	■	■
Stephen M. Graham	■			■	■	■	■
David K. Grant	■	■		■	■	■	■
Sylvia R. Hampel	■	■			■	■	■
S. Steven Singh	■	■	■		■	■	■
Brad M. Shuster	■	■	■	■	■	■	■
Sean B. Singleton	■	■	■		■	■	■
Randall H. Talbot	■	■		■	■	■	■
M. Max Yzaguirre	■	■	■	■	■	■	■
Brent J. Beardall	■	■	■	■	■	■	■
In making recommendations for nominees to the Board, the Nominating and Governance Committee reviews and considers the qualifications, strengths and abilities of the potential candidate for nomination. In deciding whether to recommend the re-nomination of an incumbent director whose term is expiring at an upcoming meeting or the nomination of new directors who may have previously served as officers of WaFd, Inc., the Nominating and Governance Committee
considers their prior performance as directors of the Company in addition to the candidates' other qualifications. For new candidates, the review process may require additional evaluation and consideration.
The Nominating and Governance Committee works with the Board to identify the particular qualities and abilities that
WaFd, Inc. seeks in its directors generally, and the mix of experience, expertise and attributes that are sought or required for the Board as a whole. Desirable personal qualities include integrity, business acumen and industry knowledge.
Accordingly, the Board in selecting nominees will consider criteria such as financial, regulatory, technology and business experience; familiarity with, and participation in local communities served by the Company; integrity, honesty and reputation; dedication to the Company and its shareholders; and any other factors the Board deems relevant, including age, diversity, size of the Board and regulatory disclosure obligations. All candidates for nomination are evaluated against these target qualities and attributes, as well as the Board's particular needs at the time.

2026 Proxy Statement	21

Corporate Governance
Board Diversity Discussion and Analysis
The Board believes a Board that is comprised of Directors with diverse skills and experiences relevant to the Company’s industry will result in efficient and competent oversight of our organization. When considering potential Director candidates for the Board, the Nominating and Governance Committee retains flexibility to consider such factors as it deems appropriate under the given set of circumstances, including the individual’s experience in areas relevant to the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement Director, the personality of the candidate as well as numerous other subjective criteria. Although the Board does not have a formal policy with respect to Board diversity, it considers the diversity of its Directors when selecting new
Director candidates and it strives to constitute the Board with Directors who will provide the Company with a variety of perspectives, cultural sensitivity, life experiences, skills, expertise, and sound business understanding and judgment derived from a broad range of business, financial, technology, professional and governmental experiences. Understanding the value of gender and ethnic diversity, the Board will consider qualified women and individuals from minority groups to include in the group of Director candidates. Historically, Board policy indicated a Director is not eligible to be nominated for election to the Board following the date that he or she turns 72 years of age. Although this policy promotes refreshment of the Board, providing more vacancies and therefore more opportunities to add diversity to the Board, the Board revised the policy to provide that nominations can be made for re-election of a director who has reached the age of 72 if such re-
nomination is in the best interests of the Company and its shareholders. At the recommendation of the Nominating and
Governance Committee, the Board made the determination that the re-nomination of current directors Stephen Graham and Randall Talbot would be in the best interests of the Company and its shareholders given their institutional knowledge and valuable expertise.
The Board believes evaluating and selecting Director candidates based on the aforementioned criteria will enhance the quality of the Board’s deliberations and decisions, help the Company achieve its business objectives and increase shareholder value.
Social and Environmental Responsibility
The Company's social and environmental responsibilities arise from the impact of its activities on the people we serve and the communities in which we operate. The Board is committed to overseeing the Company's corporate responsibility strategy and providing oversight of the Corporate Social & Environmental Responsibility Policy. Throughout the
Company's history, we have focused on giving back to the communities we serve through volunteerism and charitable contributions with a focus on financial literacy, housing and community development and social services for seniors, youth and low-income families. Information and metrics regarding these matters can be found at www.wafdbank.com/about-
us/investor-relations.
Director Retirement
As discussed above, the Board has adopted a director retirement policy that provides that no person will be nominated by the board of directors to serve as a director following the date he or she turns 72 years of age unless the Nominating and
Governance Committee believes continued service is in the best interests of the Company and its shareholders.

22	2026 Proxy Statement

Corporate Governance
Shareholder Nominations
Pursuant to Article IV, Section 4.15 of the Company's Second Amended and Restated Bylaws, shareholders may nominate persons for election to the Board by submitting such written nominations to the Secretary of the Company at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding Annual Meeting of Shareholders of the Company. The Secretary of the Company will promptly forward all nominations to the Nominating and Governance Committee. Such shareholder's notice shall set forth: (a) the name and address of the shareholder making the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director, if elected. Once the Nominating and Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements set forth in the Company's Bylaws, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by shareholders at the shareholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the upcoming Annual Meeting were submitted to the Company in accordance with the foregoing requirements.
Communications with the Board
The Board provides every shareholder the ability to communicate with the Board as a whole and with individual directors on the Board. Shareholders who wish to do so may send written communications to the following address: Board of
Directors-Shareholder Communications, c/o Secretary, 425 Pike Street, Seattle, Washington 98101. The Secretary will forward such communication to the director or directors to whom they are addressed.
Code of Conduct and Ethics
The Company maintains a Code of Ethics and Business Conduct that covers all directors, officers and employees of
WaFd and its subsidiaries. The Code of Ethics requires, among other things, that the directors, officers and employees exhibit and promote the highest standards of honesty and ethical conduct; avoid conflicts of interest; comply with laws, rules and regulations; and otherwise act in the best interest of the Company and its subsidiaries. In addition, the Code of
Ethics provides additional requirements for the Company's Senior Financial Officers who hold financial reporting responsibilities at the Company. Each Senior Financial Officer of the Company, including its Chief Executive Officer, Chief
Financial Officer, Principal Accounting Officer and Controller, is required to annually certify in writing his or her compliance during the prior year with the Code of Ethics. A copy of the Employee Code of Ethics and Business Conduct can be
viewed on WaFd's website at www.wafdbank.com/about-us/investor-relations/corporate-governance. A waiver of such codes for an executive officer or director may be made only by the Board and must be promptly disclosed as required by SEC or NASDAQ rules. The Company will disclose any such waivers, as well as any amendments to the code on its website. No such waivers were requested or granted during 2025.

2026 Proxy Statement	23

Corporate Governance
Compensation Committee Interlocks and
Insider Participation
No member of the Compensation Committee was an employee or former employee of the Company or any of its subsidiaries except for Ms. Brower, who retired from the Company in 2016. During fiscal 2025, none of the Company's executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity one of whose executive officers served on the Compensation Committee; (2) a director of another entity one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director on the Company's Board.
Related Person Transactions
In accordance with its written charter, the Audit Committee reviews, approves and ratifies any newly originated related person transaction. The term “related person transaction” refers to any transaction required to be disclosed in the
Company's filings with the SEC pursuant to Item 404 of Regulation S-K. In considering any related person transaction, the
Audit Committee considers the facts and circumstances regarding such transaction, including, among other things, the amounts involved, the relationship of the related person (including those persons identified in the instructions to Item
404(a) of Regulation S-K) with the Company and the terms that would be available in a similar transaction with an unaffiliated third-party. The Audit Committee also considers its fiduciary duties, obligations under applicable securities law, including disclosure obligations and director independence rules, and other applicable law in evaluating any related person transaction. The Audit Committee reports its determination regarding any related person transaction to the
Company's Board. In addition to the Audit Committee, all new related person transactions are approved by a majority of the disinterested members of the Board.
The Company's wholly-owned subsidiary, WaFd Bank (the "Bank") will from time to time make loans to directors, executive officers and employees at prevailing market interest rates. Such loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank or the Company and that do not involve more than the normal risk of collectability or present other unfavorable features. As of September 30, 2025, there are ten loans outstanding to, or guaranteed by, members of the Board of Directors. The loans were made at market terms to the directors or their affiliates. The loans are performing in accordance with their contractual terms.
The Company is also subject to Regulation O of the Board of Governors of the Federal Reserve System, 12 C.F.R. § 215,
which governs extensions of credit by the Company to its executive officers and directors, and has in place a Regulation
O policy to ensure any extension of credit to an executive officer or director is in compliance with the requirements of
Regulation O. The policy requires that all extensions of credit to executive officers or directors be approved by a majority of the disinterested members of the Board of the Company prior to origination.
The Company regularly monitors its business dealings and those of its directors and executive officers to determine whether any existing or proposed transactions would require proxy disclosure under Item 404(a) of Regulation S-K. In addition, our Code of Ethics requires the directors and executive officers to notify the Company of any relationships or transactions that may present a conflict of interest, including those involving family members. If a transaction is identified, the Company determines if the transaction should be permitted and the disclosure required.
Steve Singh, a director of the Company, is a Managing Director of Madrona Venture Group (“Madrona”) and may be
considered to be in control of Madrona Venture Group and its related subsidiaries. In November 2022, the Company entered into an agreement with certain subsidiaries of Madrona Venture Group to form a technology company called
Archway Software, Inc. ("Archway"). In March 2025, the Company divested its ownership of Archway and in exchange for its Archway stock, the Company received Archway’s intellectual property and certain other assets. As part of the transaction, the Company paid Archway $475,000 for the fixed assets and other prepaid items it received in the transaction. The Company retained ownership of approximately 4.3% of the common shares of Archway, which was subsequently renamed Covenant IQ, Corp. Madrona is currently the majority owner of Covenant IQ, Corp. and Mr. Singh serves as the chairman of its board.

24	2026 Proxy Statement
Report of the Audit Committee
The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the
Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.
The Audit Committee performs a critical role in the Company's financial reporting system by overseeing and monitoring management's and the independent auditor's participation in the financial reporting process. The Audit Committee is governed by a charter adopted by the Board. A copy of the Audit Committee's charter is available on the Company's website at www.wafdbank.com/about-us/investor-relations/corporate-governance.
The Audit Committee is comprised solely of independent directors as defined by NASDAQ listing standards and Rule
10A-3 of the Securities and Exchange Act of 1934. Chairman Grant and Committee members Singleton and Shuster have sufficient knowledge in financial and auditing matters to understand the Company's financial reports to serve on the Audit
Committee and have been designated by the Board as “Audit Committee Financial Experts” in compliance with the criteria established by the SEC.
During the fiscal year ended September 30, 2025, the Audit Committee carried out the duties and responsibilities as outlined in its charter, including the following:
■Reviewed and discussed with management and the independent auditors the Company's audited financial statements for the fiscal year ended September 30, 2025 prior to the filing of such report with the SEC;
■Discussed with the independent registered public accountant the matters required to be discussed in accordance with the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
■Reviewed and received the written disclosures and the letter from the independent registered public accountant as required by the applicable requirements of the PCAOB regarding the independent accountant's communication with the audit committee concerning independence and discussed with the independent registered public accountants their independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in WaFd's Annual Report on Form 10-K for the fiscal year ended
September 30, 2025.
The Audit Committee also has selected Deloitte & Touche, LLP as the independent registered public accounting firm for fiscal year 2026 as more fully described in this Proxy Statement under the caption “Proposal 3: Ratification of appointment of independent auditors.”
AUDIT COMMITTEE
David K. Grant, Chairman
Linda S. Brower
Sylvia R. Hampel
Bradley M. Shuster
Sean B. Singleton

2026 Proxy Statement	25
Executive Compensation
Compensation Discussion and Analysis
Overview
The Board appoints annually the members of the Compensation Committee, which is responsible for establishing and overseeing the Company's executive compensation programs, including the following:
■Annually reviewing and recommending to the Board executive compensation, including the compensation of the CEO and other Named Executive Officers, including base salaries, incentive awards and equity-based awards;
■Overseeing and administering the Company's short-term incentive compensation plans;
■Overseeing and administering the Company's long-term, equity-based compensation plans;
■Overseeing the Company's 401(k) and other benefit plans;
This discussion in this Compensation Discussion and Analysis (“CD&A”) focuses on our CEO, CFO and the three most highly compensated executive officers (other than our CEO and CFO) for the past fiscal year. These officers are collectively referred to herein as our Named Executive Officers, or "NEOs."
For fiscal year 2025, our NEOs were as follows:

Brent J. Beardall President and Chief Executive Officer	Kelli J. Holz Executive Vice President and Chief Financial Officer	Cathy E. Cooper Executive Vice President and Chief Experience Officer	Ryan M. Mauer Executive Vice President and Chief Credit Officer	Kim E. Robison Executive Vice President and Chief Operating Officer

On behalf of the Board, the Compensation Committee seeks to assure that compensation paid to the NEOs, including the
CEO, is fair, reasonable and competitive, and is linked to protecting and increasing shareholder value.

26	2026 Proxy Statement

Executive Compensation
Executive Compensation Philosophy
The Board and its Compensation Committee believe the intent of executive compensation and the Company's benefit programs is to both encourage and reward behaviors that ultimately contribute to the achievement of the Company's strategic goals and produce maximum value to its shareholders over the long term. The following core principles are used to guide decisions regarding these programs:

Executive compensation must be competitive with relevant markets where the Company competes for employees, to ensure that the Company is able to attract, retain and motivate top performing executive officers;

The interests of executives should be aligned with those of the Company's shareholders;

Incentives are to be provided to promote the achievement of operating goals as a step toward fulfilling long-term strategic objectives;

Rewards should be linked to both company-wide performance and individual performance;

Executive compensation should be perceived to be fair by parties with interests in the Company's success; and

Programs must be designed to ensure that the Company is not exposed to excessive risks.

To achieve the objectives of the organization within the parameters of these core principles, the Board and its
Compensation Committee have determined that the Company's executive compensation program should consist of the following elements:

Element	Rationale

Base Salary
■Base pay opportunities are competitive with other relevant organizations in the markets where the Company competes for employees.
■Individual pay determinations involve consideration of incumbent qualifications and performance.

Short-Term Incentives
■Executive management has a significant portion of competitive targeted annual cash compensation at risk.
65% - contingent upon meeting predefined profitability goals
35% - determined at the discretion of the Board.
■This contingent portion is structured as a profit-sharing plan rather than a bonus plan tied to individual performance measures since the NEOs have broad responsibilities. This ensures that executives are rewarded with a short-term bonus when the Company's profitability goals are achieved.

Long-Term Incentives	■Executive management has a significant portion of its competitive total compensation opportunity linked to increases in shareholder value.

Benefits
■The Company assists executive management in meeting important needs such as retirement income, health care, survivor income, disability income, time-off and other needs through competitive, cost-effective, organization-sponsored programs that provide employees with reasonable flexibility in meeting their individual needs.

Decisions regarding the Company's executive compensation program, as well as individual pay decisions, are made in the context of the Company's principles and its ability to pay, as determined by its financial results.

2026 Proxy Statement	27

Executive Compensation
Role of the Compensation Committee
The Compensation Committee is responsible for, among other things, developing executive compensation recommendations for approval by the Board. As part of its responsibilities, the Compensation Committee reviews and establishes compensation for all of the Company's executive officers and reviews these decisions with the Board as appropriate.
The Compensation Committee is comprised entirely of directors who meet the independence requirements as defined by applicable NASDAQ rules and are deemed “non-employee directors” under Rule 16b-3 of the Exchange Act, as amended.
A key objective of the Compensation Committee is to further the core compensation principles described above through a compensation structure comprised of base salary and long-term and short-term incentive-based compensation. Since the majority of total compensation is incentive based, a direct link is established between executive compensation and the long-term performance of WaFd.
In making its recommendations to the Board concerning executive compensation, the Compensation Committee reviewed relevant market data on the financial performance of both national and regional financial institutions, specifically banks, which the Company views as its peer group. Such data is used as a point of reference but is not the deciding factor in establishing appropriate compensation for executive officers of WaFd, due to the variety of circumstances, financial performance, geography and business plans of the peer group institutions.
The Compensation Committee has the authority to directly engage outside consultants to assist with any evaluation of executive compensation. The Committee retained Pearl Meyer as its outside independent compensation consultant during
2025. Newport Retirement Services was retained in 2022 to advise on and assist with the administration of the Deferred
Compensation Plan and the SERP and continue to perform those functions.
Benchmarking
Peer group benchmarking is used as one data point by the Compensation Committee in making executive compensation decisions. To determine competitiveness in the Company's market, the Compensation Committee was provided with a detailed analysis of proxy statements from 20 peer group companies. The Company's peer group for the 2025 fiscal year analysis consisted of similarly sized financial institutions (the "Peer Group"), which were as follows:

Ameris Bancorp Associated Banc-Corp Atlantic Union Bankshares Corp. Banc of California, Inc. Bank of Hawaii Corporation	Banner Corporation BankUnited, Inc. Cadence Bank Cathay General Bancorp Eastern Bankshares, Inc. F.N.B. Corporation	Fulton Financial Corporation First Hawaiian, Inc. First Interstate BancSystem, Inc. Glacier Bancorp, Inc.	Home BancShares, Inc. Hope Bancorp, Inc. Simmons First National Corporation United Bankshares, Inc. United Community Banks, Inc.

28	2026 Proxy Statement

Executive Compensation
Total Compensation
Total executive compensation is tied to performance and is structured to ensure focus on financial results, shareholder return, individual performance, and the responsibility and experience of executive officers.
In considering fiscal year 2025 the Compensation Committee concluded that the pay positioning and overall compensation levels of the Company’s NEOs were within competitive norms. At the Annual Meeting for fiscal year 2024, the advisory shareholder vote on executive compensation was 92.86% in favor.
Based on these results, and the historical advisory shareholder votes on the compensation of NEOs, the Compensation Committee did not recommend any significant changes to the Company’s executive compensation philosophy for fiscal year 2025.
2024 ANNUAL MEETING
92.86%
Say-on-Pay Vote
The Compensation Committee of the Board evaluates the individual performance of the NEOs based primarily on the specific contributions of each NEO to the accomplishment of the following qualitative and quantitative criteria. For the
NEOs other than the CEO, the Compensation Committee relies upon the recommendations of the CEO based on his interactions with, and assessment of, and performance of, each executive. These positions include Chief Financial Officer
("CFO"), Chief Credit Officer ("CCO"), Chief Experience Officer (“CXO”), and Chief Operating Officer ("COO"):

	CEO	CFO	CCO	CXO	COO
Asset and liability management	x	x
Asset generation	x			x
Asset quality	x	x	x	x
Client service & external relations	x	x	x	x	x
Compliance with laws and regulations	x	x	x	x	x
Deposit mix	x	x		x	x
Financial performance	x	x	x	x	x
Human capital development	x	x	x	x	x
Internal Controls	x	x	x	x	x
Investment portfolio	x	x
Leadership & internal communications	x	x	x	x	x
Strategic planning	x	x	x	x	x
The Compensation Committee chose these criteria to ensure integration and alignment of individual performance with the
Company's performance. The criteria for the CEO are most closely linked to the Company's objectives since the Chief
Executive Officer bears overall responsibility for the Company's success. Criteria for the other NEOs differ based on each officer's ability to contribute to the Company's performance.
The Company's compensation policies do not employ a specific formulaic approach for evaluating or adjusting individual
NEO compensation. Job performance and compensation of the CEO is subjectively determined by the Compensation
Committee taking into account the broad criteria set forth above. Job performance and compensation of the other NEOs is subjectively determined by the CEO and reviewed with the Compensation Committee taking into account the broad criteria set forth above.
In order to align executive compensation with shareholder interest, it is the philosophy of the Board that the majority of
NEO potential compensation be incentive-based and at-risk. In 2025, 64% of the CEO’s total potential compensation was at-risk, while the total potential at-risk compensation was 54% for the other NEOs who served in their role for the full fiscal year 2025. Total compensation paid and earned by each NEO in fiscal 2025 was consistent with the Company's financial performance, the individual performance of each NEO, the responsibilities and experience of the NEO, market conditions, and shareholder returns.

2026 Proxy Statement	29

Executive Compensation
CEO

¢	Base Salary
¢	Annual Incentive Compensation
¢	Long Term Incentives
OTHER NEOs
Risk Assessment
The Board and the Compensation Committee believe that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The following features of the
Company’s compensation program helps ensure that management performance is focused on long-term stockholder value creation, while minimizing exposure to unnecessary or excessive risk-taking:
■Base compensation is fixed at levels competitive with other relevant organizations in the markets where the Company competes for employees, is not subject to performance risk and, for non-executive employees, constitutes the largest part of their total compensation;
■Variable or incentive compensation for our NEOs is appropriately balanced between short and long-term incentives;
■Annual incentive awards are tied to Company annual profitability objectives, with caps on payout amounts;
■Long-term incentive awards are both time-based and performance-based equity awards that generally vest over several years and align our NEOs’ interests with those of our shareholders, with caps on payout amounts.
Elements of Compensation
Base Salary
Base salaries for the NEOs are determined based on job responsibilities, level of experience and individual performance.
In making its recommendations to the Board, the Compensation Committee reviews market data with respect to the
Company's Peer Group to assess the competitiveness of the base salary of the NEOs. Such information is used as a point of reference, however, it is not the deciding factor in establishing appropriate base salaries due to the lack of precise comparability.
Merit pay adjustments to base salary are considered annually for each NEO. When making adjustments to the base salary of the CEO, the Compensation Committee considers the job performance and contribution to the successful operation of the Company by the CEO. When making adjustments to the base salaries of the other NEOs, the Compensation
Committee relies upon the recommendation of the CEO based on his knowledge of and the performance of each of the
NEOs. Executive base salaries are intended to be at levels that will attract, retain and motivate the necessary management expertise to successfully execute the Company's business plan, but are not targeted at specific levels.
In determining individual base salary adjustments, the Compensation Committee also considered the contributions of each NEO to the success of the Company and salaries for comparable positions at other institutions. For 2025, the
Compensation Committee recommended and the Board approved a 7.7% increase to the base salary of the
Company's CEO.
Annual Incentive Compensation
An annual incentive compensation program has been established for the NEOs. Eligibility for the annual incentive program is restricted only by excluding employees who are not in good standing with the Company. All NEOs were, and are, in good standing with the Company. Consistent with the overall compensation philosophy of linking incentive awards

30	2026 Proxy Statement

Executive Compensation
to Company-wide and individual performance, the incentive plan is designed to provide performance-based annual cash compensation based on the achievement of annual performance targets approved by the Compensation Committee with the concurrence of the Board.
A short-term incentive compensation plan (“Short-term Incentive Plan”) was established for the NEOs by the
Compensation Committee for fiscal 2025. 65% of the Short-term Incentive Plan was structured as a profit-sharing plan that would provide an incentive compensation opportunity for the NEOs if the Company achieved its annual profitability objectives. The additional 35% is awarded at the Board's discretion. For NEOs other than the CEO, the incentive opportunity under the Short-term Incentive Plan ranged from 0% to 100%, with a targeted payout (the “Target”) equal to
75% of base salary. The incentive opportunity for the CEO ranged from 0% to 150% of base salary, with a targeted payout equal to 112% of base salary.
For non-CEO NEOs, 65% of the Short-term Incentive Plan opportunity for 2025 was based on earnings per share (“EPS”)
levels that were pre-established by the Compensation Committee. For the CEO, this target is 100% of the Short-term incentive. The threshold EPS level was established at $2.40, with a target EPS of $2.67, and a maximum level of $2.80.
No bonus would be payable to any NEO if the threshold was not met. During 2025, the Company earned net income available to common shareholders of $211,443,000, resulting in an EPS of $2.64. Based on the formula established by the
Compensation Committee, the NEOs earned a bonus payout under the Short-term Incentive Plan.
In the past three fiscal years, Short-term Incentive payout opportunities have ranged from 35% - 100% of base salary for
NEOs, with the exception of the current CEO, whose payout opportunity during that time ranged from 0% - 150% of base salary. Actual payouts averaged 57% of base salary for the NEOs and averaged 82% of base salary for the CEO during that period.
Long-Term Incentives
Long-term equity incentives, primarily restricted stock awards and performance shares granted under our shareholder-
approved Incentive Plans, are intended to focus the efforts of NEOs on activities that are necessary to ensure the
Company’s long-term success, as reflected in an increase in the Company’s stock price over a period of years. In fiscal
2025, each of the NEOs received an award of restricted stock and performance shares under our shareholder-approved
2020 Stock Incentive Plan. At our Annual Meeting in 2025, our shareholders approved the 2025 Stock Incentive Plan;
upon such approval, all previous awards made under our 2020 Stock Incentive Plan remain outstanding, however, no future awards may be granted under the 2020 Plan. For all NEOs, the mix of awards was 36% in restricted stock and
64% in restricted performance shares. The restricted stock vests over a three-year period, conditioned upon continued employment.
The restricted performance shares vest in proportional amounts over a three-year period, conditioned upon continued
employment and subject to meeting certain total shareholder return targets pre-established by the Compensation
Committee. For performance shares granted in fiscal 2025, the performance criteria require a total annual shareholder return of 9% for a 25% eligible share payout; a total annual shareholder return of 9% for a 50% eligible share payout, a total annual shareholder return of 10% for a 75% eligible share payout and a total annual shareholder return of 11% or greater for a 100% eligible share payout. If total annual shareholder return is less than 9%, none of the performance shares eligible for vesting that year are earned. Based on the total shareholder return of (10.1)% for 2025, the NEOs earned none of their share allocations related to the eligible fiscal year 2022, 2023 and 2024 performance share grants.
The Compensation Committee determines the amount of awards for each NEO on an individual basis based on its subjective assessment of each NEO's relative performance and value to the organization, taking into consideration the recommendations of the Chief Executive Officer for the other NEOs, and taking into consideration the goal of the
Compensation Committee that the majority of each NEO's compensation be at-risk. The Compensation Committee confirms achievement of the performance-based awards in October of each year based on the prior fiscal year’s performance and grants new awards based on the new performance goals set by the Compensation Committee.
The Board believes that these long-term incentive awards help align the interests of WaFd's executives with those of its shareholders through potential stock ownership. Future awards to the NEOs may include a contingent award that will also be earned over multiple years based upon performance criteria consistent with the terms of the Company's 2025 Stock
Incentive Plan. The Compensation Committee and the Board consider stock awards to be a key piece of executive compensation and reviews the appropriateness of such awards annually in light of performance.

2026 Proxy Statement	31

Executive Compensation
Clawback Policy
The Compensation Committee adopted a Clawback Policy, effective October 2, 2023, in accordance with Rule 10D-1 of the Securities Exchange Act of 1934 and NASDAQ listing standards. The Clawback Policy applies to current and former executive officers of the Company, including the Named Executive Officers, and will be administered by the Compensation
Committee. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is the
Company's policy to recover any erroneously awarded incentive-based compensation received by its executive officers.
Erroneously awarded incentive-based compensation includes any amount of incentive-based compensation received by an executive officer that exceeds the amount that otherwise would have been received if it been determined based on restated amounts. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise cause or contributed to the requirement for a restatement.
Change in Control Agreements
In order to provide market-competitive compensation packages and to thereby attract and retain the Company's executives, the Company has entered into change of control agreements with its NEOs, which offers severance and change of control benefits to such executives if they are terminated in connection with a change of control event. See
Potential Payments Upon Termination or Change in Control below.
Perquisites
In fiscal 2025, perquisites were provided to certain executive and senior officers. Perquisites are given to executive and senior officers based upon their role in the Company and the business advantage gained by the use of perquisites. The
Company provided the following perquisites to NEOs:
The Company provided Supplemental Long-Term Disability coverage to all NEOs that provides for $4,000 in monthly income in the event a long-term disability is suffered and prevents continued employment. The annual benefit cost was approximately $1,400 for each policy.
NEOs, except Ms. Holz, were also provided with a Supplemental Long-Term Care policy. The annual cost of the coverage was approximately $1,500 per person.
Mr. Beardall and Ms. Cooper received membership to a downtown club that was used for business-related marketing. The annual cost to the Company of each membership was approximately $7,000.
Parking is also provided for each NEO, except for Mr. Mauer, at a cost of approximately $4,000 per year. Disclosure of these perquisites are included in the Summary Compensation Table under “Other.”
Retirement Plans
401(k) Plan
The Washington Federal Bank 401(k) Plan (referred to as the "401(k) Plan") is a defined contribution plan in which all employees of the Company's operating bank subsidiary with over 1,000 hours worked during the calendar year are eligible to participate, including our NEOs. In fiscal 2025, the Company contributed 3% of each employees' eligible base salary, including our NEOs, into the 401(k) Plan on his or her behalf. Company contributions vest ratably over six years; after six years of consecutive employment all contributions are 100% vested.
These amounts are included in the Summary Compensation Table under “All Other Compensation.” Amounts exceeding
IRS "Top-Heavy” rules are paid directly to the affected executive on a pre-tax basis.

32	2026 Proxy Statement

Executive Compensation
The Company also has a guaranteed safe harbor matching contribution equal to 100% of the first 4% of compensation that employees (including NEOs) contribute to their account. In addition to this match being guaranteed, all safe harbor matching contributions are immediately vested. The match is not subject to the six-year vesting schedule of the current profit-sharing contribution and provides participants more investment flexibility. The Company anticipates that in the future, all eligible employees will continue to receive an annual discretionary profit-sharing contribution from the Company, which is subject to a cap equal to 3% of eligible compensation.
WaFd Bank Deferred Compensation Plan
The purpose of the WaFd Bank Deferred Compensation Plan is to attract and retain key employees by providing them with an opportunity to defer receipt of a portion of their salary, bonus, and other specified compensation. The Deferred
Compensation Plan is a non-qualified deferred compensation plan that is not intended to meet the qualification requirements of Internal Revenue Code (IRC) Section 401(a), but is intended to comply with the “top hat pension plan”
requirements of the Employee Retirement Income Security Act of 1974, as amended, and to meet the requirements of IRC
Section 409A, and will be operated and interpreted consistent with that intent.
Under the Deferred Compensation Plan, unless otherwise specified by the Bank in the election form, participants may elect to defer a minimum of 5% and a maximum of 75% of their base compensation, and a minimum of 5% up to a maximum of 90% of bonus, commissions or other compensation earned by the participant during a plan year. The Bank may also, in its sole discretion, provide each participant with discretionary contributions. Such Bank discretionary contributions, if paid, may take the form of “make-up” matching contributions, at the same matching contribution rate provided under the 401(k) Plan with respect to deferrals under the Deferred Compensation Plan that reduce 401(k) Plan compensation below the limitation set forth in IRC Section 401(a)(17), “supplemental” matching contributions, at the same contribution rate provided under the 401(k) Plan with respect to compensation deferred above the compensation limit set forth in IRC Section 401(a)(17) or “supplemental non-elective contributions” at the same matching contribution rate provided under the 401(k) Plan with respect to compensation above the compensation limit set forth in IRC Section
401(a)(17). Make-up and supplemental matching and non-elective contributions based on the 401(k) Plan contributions vest at the same rate provided under the 401(k) profit sharing plan. All Bank contributions become 100% vested, if while employed, a Participant dies, becomes disabled (as defined in Treas. Reg. Sec. 1.409A-1(e)(1)), or the Bank experiences a Change in Control. Amounts in a participant’s Deferred Compensation Plan account that are attributable to participant compensation deferrals are always fully vested. The unvested portion of a participant’s account is generally forfeited upon separation from service unless otherwise provided in the participant’s employment agreements.
Each participant’s account balance under the Deferred Compensation Plan is credited periodically with a rate of return
(positive or negative) based on the performance of an investment option selected by the Participant.
Participants may elect in accordance with the requirements established under the Deferred Compensation Plan to receive distributions under the Deferred Compensation Plan in the calendar year following the participant’s separation from service, death, or on a specified date, either in a lump sum or, for participants eligible for retirement, in annual installments for up to 10 years. Participants will also be permitted to submit a written request to receive payment of all or any portion of his or her vested accounts upon the occurrence of an unforeseeable emergency, as defined in the Deferred
Compensation Plan.
The obligations under the Deferred Compensation Plan are obligations of the Bank and will represent at all times an unfunded and unsecured promise to pay amounts in the future in accordance with the terms of the Deferred
Compensation Plan. Each participant in the Deferred Compensation Plan is an unsecured general creditor of the Bank with respect to deferred compensation obligations. The Bank may also, in its sole discretion, establish a grantor trust, commonly known as a rabbi trust, as a vehicle for accumulating assets to pay benefits under the Deferred Compensation
Plan, and payments under the Deferred Compensation Plan may be paid from the general assets of the Bank or from the assets of any such rabbi trust. Any amounts set aside to defray the liabilities assumed by the Bank under the Deferred
Compensation Plan will remain subject to the claims of the Bank’s creditors.

2026 Proxy Statement	33

Executive Compensation
Supplemental Executive Retirement Plan
The WaFd Bank Deferred Compensation Plan also includes a Supplemental Executive Retirement Plan (SERP) benefit.
The SERP benefit provides our NEOs with credits of Company Common Stock Units which, if vested, will be distributed in the form of WaFd, Inc. common stock following retirement of the executive officer. The right to receive distribution of a
SERP benefit is subject to certain vesting conditions as described below. We believe that the SERP benefit is an important component of the benefits package that we offer our executive officers and will assist us in recruiting and retaining qualified executives, particularly those at senior executive levels in advanced stages of their careers. We also believe that the stock-based SERP benefit will help further align the interests of our executives with those of our shareholders, by providing additional incentives to our executives to improve our financial performance and increase our profits and strengthening the mutuality of interest between our executives and our shareholders, including after their retirement.
Eligibility to participate in the SERP is limited to a select group of key management or highly compensated employees who have been notified during an applicable enrollment period of his or her status as an eligible employee (the “SERP
Participants”). Currently, there are six employees receiving the SERP benefit under the DCP Plan, including all of our NEOs.
In March 2023 the Company credited to the SERP account of each of our NEOs a number of Company Stock Units equal in value to the product of (i) $150,000 for each executive (other than Mr. Beardall) and $300,000 for Mr. Beardall multiplied by (ii) the number of full years until he or she reaches the age of 64, with each Company Stock Unit having a value equal to one share of the Company’s common stock, and which, if vested, would be distributed in the form of WaFd, Inc.
common stock following the executive officer’s retirement, in ten (10) substantially equal annual installments. Additionally, dividend equivalents with respect to Company Stock Units are credited to a SERP account as additional Company Stock
Units, consistent with dividends paid to holders of our common stock.
A SERP Participant’s SERP account will vest if the SERP Participant remains employed with the Company as follows:

Attained Age	Vested Percentage
Before 62	—%
62	80%
63	90%
64	100%
A SERP Participant’s SERP account will become 100% vested in the event of the SERP Participant’s involuntary termination of employment by the Company without Cause, or the SERP Participant’s voluntary termination of employment for Good Reason, as defined in the Deferred Compensation Plan. All SERP Company contributions, and any other amounts credited to any SERP Participant’s SERP account will be forfeited in the event of the SERP Participants’
termination of employment for Cause or if the SERP Participant is otherwise not in good standing at the time of termination, regardless of the vested percentage earned under the above schedule. The determination of whether a termination is for Cause or Good Reason is subject at all times to the terms and conditions of any employment agreement to which the SERP Participant is a party.
Upon a SERP Participant’s Separation from Service, defined as the termination of the SERP Participant’s employment with the Company and all affiliates other than on account of death, the vested balance in the SERP Participant’s SERP account will be paid to the SERP Participant in ten (10) substantially equal annual installments, beginning in the calendar year following the calendar year in which the SERP Participant’s Separation from Service occurred, unless the Committee specifies a different payment schedule on or before the date the SERP Participant obtains a legally binding right to his or her initial SERP Company Contribution. If a SERP Participant is a “specified employee” as that term is defined in Code
Section 409A (generally, one of the top 50 highest paid officers of the Company and its affiliates), a distribution may not occur until the first day of the seventh month following the Participant’s Separation from Service. In addition, the amount of any distribution and/or the applicable balance in the SERP Participant’s SERP account remains subject to any limitation imposed by the SERP Participant’s employment agreement(s) or the Deferred Compensation Plan as a result of the application of the excess parachute payment rules of Code Section 280G.
Upon the death of a SERP Participant (regardless of whether such SERP Participant is an employee at the time of death), all remaining vested balance of the SERP account shall be paid to the SERP Participant’s beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the SERP Participant’s death.

34	2026 Proxy Statement

Executive Compensation
Other Compensation
The Company provides the Named Executive Officers with benefits of a type offered to all other employees in most respects. The value of these benefits constitutes a small percentage of each executive’s total compensation. Key benefits include paid vacation, and premiums for health insurance.
Other Matters
The Compensation Committee also considers the accounting, tax, and administrative costs of specific executive compensation programs, and seeks to balance the earnings, tax and dilutive impact of executive compensation plans with the need to attract, retain and motivate highly qualified executives. The Compensation Committee also recognizes that regulatory factors can influence the structure of executive compensation programs and takes those into account as appropriate.
Policies and Practices for Granting Certain Equity Awards
Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.
During fiscal year 2025, all grants to executive officers and non-employee directors took the form of restricted stock awards or performance share grants, and the Company did not grant stock options (or similar awards) to any NEO or any non-employee director.
The Company grants stock options to its employees (other than executive officers) annually after a meeting of the
Compensation Committee, and during an open trading window under the Company’s insider trading policy. The Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee compensation.

2026 Proxy Statement	35

Executive Compensation
Report of the Compensation
Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this
Proxy Statement with management and, based on such review and discussion, has recommended to the Board of
Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on
Form 10-K for the fiscal year ended September 30, 2025.
MEMBERS OF THE COMPENSATION COMMITTEE
Linda Brower, Chairwoman
David K. Grant
Sylvia Hampel
M. Max Yzaguirre

36	2026 Proxy Statement

Executive Compensation
Summary Compensation Table
The following tables and related narratives present the compensation for the Company's NEOs in the format specified by the SEC for each of the last three fiscal years.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Comp.(2)	All Other Comp.(3)	Total
Brent J. Beardall President and Chief Executive Officer	2025	$1,050,000	$1,567,414	$—	$997,500	$207,718	$3,822,631
	2024	975,000	1,394,385	—	1,462,500	198,576	4,030,461
	2023	975,000	1,566,874	—	—	3,766,800	6,308,674
Kelli J. Holz Executive Vice President and Chief Financial Officer	2025	500,000	419,406	—	310,000	89,325	1,318,732
	2024	500,000	381,044	—	450,000	81,539	1,412,583
	2023	400,000	335,428	—	138,206	1,557,946	2,431,580
Cathy E. Cooper Executive Vice President and Chief Experience Officer(4)	2025	500,000	419,406	—	310,000	80,317	1,309,723
	2024	500,000	381,044	—	292,500	74,895	1,248,439
	2023	550,000	419,291	—	138,206	1,118,393	2,225,890
Ryan M. Mauer Executive Vice President and Chief Credit Officer	2025	500,000	419,406	—	310,000	100,597	1,330,003
	2024	500,000	381,044	—	292,500	91,778	1,265,322
	2023	400,000	419,291	—	138,206	1,873,311	2,830,808
Kim E. Robison Executive Vice President and Chief Operating Officer	2025	500,000	419,406	—	310,000	96,210	1,325,617
	2024	500,000	381,044	—	450,000	92,174	1,423,218
	2023	400,000	419,291	—	138,206	1,724,129	2,681,626
(1)Represents the estimated fair value of the restricted stock and restricted performance share grants. Restricted stock grants vest ratably over three years and the fair value is calculated as the market price of the stock on the day of grant multiplied by the number of shares granted. The fair value for performance shares grants is based on a vesting target, which represents the mid-point of the total shareholder return range and an estimated 50% likelihood of achieving that level, and is calculated in accordance with
U.S. GAAP. Refer to footnote 4 under the table on page 38 (Grants of Plan-Based Awards) for the 2025 Fiscal Year table for the maximum possible vesting and value of performance shares. As required by SEC rules these amounts are the fair value on date of grant and may not reflect the amount that will actually be realized by the NEOs. Whether, and to what extent, a NEO will recognize value from each award will depend on Company performance and stock price.
(2)These amounts represent cash incentives earned under the Short-Term Incentive Compensation Plan.
(3)Further descriptions of the amounts set forth under “All Other Compensation” for fiscal 2025 are set forth in the table below. Total amounts for 2023 are larger than previous years disclosed due to the addition of the Company's initial contributions to each NEO's
SERP account. These represent the bulk of SERP-related contributions. Smaller future contributions will occur as each NEO receives dividend equivalents. As described in the SERP discussion above, these contributions begin to vest at age 62 and vested benefits are paid over ten years after retirement.
(4)Ms. Cooper, our Chief Experience Officer, temporarily assumed the position of President and Chief Executive Officer from January 3,
2023 to February 12, 2023 while Mr. Beardall was on medical leave.

2026 Proxy Statement	37

Executive Compensation
All Other Compensation Table

Name and Principal Position	Year	Retirement Plan Contribution(1)	Non-Qualified Plan Contribution(2)	Other(3)	Total
Brent J. Beardall President and Chief Executive Officer	2025	$68,250	$128,435	$11,033	$207,718
	2024	68,700	120,614	9,262	198,576
	2023	99,000	3,657,070	10,730	3,766,800
Kelli J. Holz Executive Vice President and Chief Financial Officer	2025	33,250	53,617	2,458	89,325
	2024	28,450	50,227	2,862	81,539
	2023	33,550	1,523,755	641	1,557,946
Cathy E. Cooper Executive Vice President and Chief Experience Officer	2025	33,250	37,496	9,571	80,317
	2024	28,450	35,181	11,264	74,895
	2023	41,745	1,066,613	10,035	1,118,393
Ryan M. Mauer Executive Vice President and Chief Credit Officer	2025	33,250	64,300	3,047	100,597
	2024	28,450	60,281	3,047	91,778
	2023	41,745	1,828,519	3,047	1,873,311
Kim E. Robison Executive Vice President and Chief Operating Officer	2025	33,250	58,921	4,039	96,210
	2024	28,450	55,285	8,439	92,174
	2023	41,745	1,676,140	6,244	1,724,129
(1)Amounts reported represent contributions made directly into the Washington Federal Bank 401(k) Plan as matching contributions, up to the limit as provided in statute. Contributions in excess of this amount are paid directly in cash to the NEO.
(2)Amounts reported represent contributions to the Company's Supplemental Executive Retirement Plan in the form of Company Stock
Units. Each Company Stock Unit has a value equal to one share of the Company's Common Stock. The amount shown for 2023 represents the fair market value of the Company Stock Units contributed on the grant date, based upon the closing price of our common stock on such date, plus the fair market value of dividend equivalent units contributed during the fiscal year. The 2024 and
2025 amounts represent the fair market value of dividend equivalents only based on the closing stock price on the date of contribution. The dividend equivalent units do not represent above-market or preferential earnings as they are contributed at the same rate as dividends on the Company's Common Stock.
All Other Compensation for 2023 is larger than other years disclosed 2023 as it represents the initial contributions to each NEO's
SERP account. As described in the SERP discussion above, these contributions begin to vest at age 62 and vested benefits are paid over ten years after retirement. The value of these contributions are equity based and will fluctuate based on the Company's stock price. See Nonqualified Deferred Compensation for the 2025 Fiscal Year below for the aggregate value of each NEO's SERP account at September 30, 2025.
(3)Includes auto, parking, long-term care and disability insurance premiums and other perquisites described above.

38	2026 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards for the 2025
Fiscal Year
The following table sets forth certain information with respect to grants of plan-based awards for the year ended
September 30, 2025 to the NEOs. Grants of the equity incentive plan awards to each NEO shown in the table below were made pursuant to the Company's 2020 Stock Incentive Plan. There can be no assurance that the grant date fair value of the stock awards listed below will ever be realized.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other equity awards(3) (#)	Grant date fair value of equity awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brent J. Beardall	11/12/2024	—	1,050,000	1,575,000	—	—	—	22,048	825,257
	11/12/2024				11,453	19,828	45,813		742,157
Kelli J. Holz	11/12/2024	—	375,000	500,000	—	—	—	6,810	254,898
	11/12/2024				2,539	4,395	10,155		164,508
Cathy E. Cooper	11/12/2024	—	375,000	500,000	—	—	—	6,810	254,898
	11/12/2024				2,539	4,395	10,155		164,508
Ryan M. Mauer	11/12/2024	—	375,000	500,000	—	—	—	6,810	254,898
	11/12/2024				2,539	4,395	10,155		164,508
Kim E. Robison	11/12/2024	—	375,000	500,000	—	—	—	6,810	254,898
	11/12/2024				2,539	4,395	10,155		164,508
(1)Represents potential future payouts under the Short-Term Incentive Compensation Plan. Actual payouts are reflected in the Summary
Compensation Table above under “Non-Equity Incentive Plan Compensation". Targets and maximums are calculated as described in the Annual Incentive Compensation section above.
(2)Represents Performance Stock Awards (in # shares) that vest 33% per year based on approved total shareholder return thresholds.
Threshold # of shares represents 25% vesting, which is based on achievement of a 9% total shareholder return. Target # shares represents historical vesting, which represents the mid-point of the total shareholder return range and an estimated 43% likelihood of achieving that level.
(3)Represents Restricted Stock Award that vests in equal annual increments over three years.
(4)The fair value of Restricted Stock Awards is calculated based on the Company's closing stock price on the day of grant multiplied by the number of shares granted. The fair value of Performance Stock Awards is calculated based on the Company's closing stock price on the day of grant multiplied by a probability factor to estimate the likelihood of achieving the required total shareholder return. At the maximum vesting, these values for the executives receiving performance shares in 2025 would be as follows: Mr. Beardall
$1,714,781; Ms. Holz $380,102; Ms. Cooper $380,102; Mr. Mauer $380,102 and Ms. Robison $380,102. The closing stock price was
$37.43 on November 12, 2024.

2026 Proxy Statement	39

Executive Compensation
Outstanding Equity Awards at Fiscal Year End
The following tables set forth information on outstanding stock awards held by the NEOs at September 30, 2025.

	Stock Awards
Name	Grant Date	# of Years Vesting	# of Shares of Unvested Restricted Shares	# of Shares of Unvested Performance Shares	$ Market Value of Unvested Awards(1)
Brent J. Beardall	11/12/2024	3	22,048		667,834
Brent J. Beardall	11/12/2024	3		45,813	600,586
Brent J. Beardall	11/14/2023	3	19,905		602,922
Brent J. Beardall	11/14/2023	3		41,360	542,209
Brent J. Beardall	11/8/2022	3	7,224		218,815
Brent J. Beardall	11/8/2022	3		15,010	196,774
			49,177	102,183	2,829,140
Kelli J. Holz	11/12/2024	3	6,810		206,275
Kelli J. Holz	11/12/2024	3		10,155	133,127
Kelli J. Holz	11/14/2023	3		9,167	120,175
Kelli J. Holz	11/14/2023	3	6,148		186,223
Kelli J. Holz	11/8/2022	3	1,785		54,068
Kelli J. Holz	11/8/2022	3		2,662	34,898
Kelli J. Holz	11/30/2021	5	640		19,386
Kelli J. Holz	12/18/2020	5	400		12,116
			15,783	21,984	766,268
Cathy E. Cooper	11/12/2024	3	6,810		206,275
Cathy E. Cooper	11/12/2024	3		10,155	133,127
Cathy E. Cooper	11/14/2023	3	6,148		186,223
Cathy E. Cooper	11/14/2023	3		9,167	120,175
Cathy E. Cooper	11/8/2022	3	2,231		67,577
Cathy E. Cooper	11/8/2022	3		3,327	43,615
			15,189	22,649	756,992
Ryan M. Mauer	11/12/2024	3	6,810		206,275
Ryan M. Mauer	11/12/2024	3		10,155	133,127
Ryan M. Mauer	11/14/2023	3	6,148		186,223
Ryan M. Mauer	11/14/2023	3		9,167	120,175
Ryan M. Mauer	11/8/2022	3	2,231		67,577
Ryan M. Mauer	11/8/2022	3		3,327	43,615
			15,189	22,649	756,992
Kim E. Robison	11/12/2024	3	6,810		206,275
Kim E. Robison	11/12/2024	3		10,155	133,127
Kim E. Robison	11/14/2023	3	6,148		186,223
Kim E. Robison	11/14/2023	3		9,167	120,175
Kim E. Robison	11/8/2022	3	2,231		67,577
Kim E. Robison	11/8/2022	3		3,327	43,615
			15,189	22,649	756,992

40	2026 Proxy Statement

Executive Compensation
(1)The value of the Restricted Stock Awards ("RSA") and Performance Stock Awards ("PSA") is calculated by multiplying the number of shares by $30.29, the closing market price for the Company's common stock on September 30, 2025, the last trading day of our fiscal year.
■RSAs vest 1/3rd per year over a three-year period, conditioned upon continued employment. Pursuant to the Company's 2020
Stock Incentive Plan, all unvested restricted stock awards will become fully vested upon a change of control (as defined in the
Incentive Plan) of the Company.
■PSAs vest 1/3rd per year based on approved total shareholder return thresholds. Threshold # of shares represents 25% vesting, which is based on achievement of a 9% total shareholder return. Target # shares represents 43% vesting, which represents the mid-point of the total shareholder return range and an estimated 50% likelihood of achieving that level. Pursuant to the Company's
2020 Stock Incentive Plan, all unvested performance stock awards will become fully vested upon a change of control (as defined in the Incentive Plan) of the Company.
Stock Vested During Fiscal 2025
The following table sets forth information regarding vesting of restricted stock that occurred during fiscal 2025 for each of our NEOs on an aggregated basis.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brent J. Beardall	74,693	2,538,079
Kelli J. Holz	13,124	445,965
Cathy E. Cooper	19,123	649,811
Ryan M. Mauer	19,123	649,811
Kim E. Robison	19,123	649,811
(1)Represents Restricted and Performance Stock Awards. The value of the shares of Common Stock acquired upon vesting of the award is calculated by multiplying the number of shares by the closing price of the Company's common stock on the date the award vests.

2026 Proxy Statement	41

Executive Compensation
Nonqualified Deferred Compensation for the
2025 Fiscal Year
The Company maintains two nonqualified deferred compensation plans in which NEOs are eligible to participate: The
WAFD Bank Deferred Compensation Plan ("DCP"), and the WAFD Bank Supplemental Executive Retirement Plan
("SERP"). For additional information about each plan, see “Compensation Discussion and Analysis -- Retirement Plans”
above.
The following table sets forth certain information with respect to the amounts deferred by or for the benefit of each NEO under our non-qualified Deferred Compensation Plan for the year ended September 30, 2025.

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals ($)	Aggregate Balance at Sept. 30, 2025 ($)(4)
Brent J. Beardall
DCP	—	—	—	—	—
SERP	—	—	(434,416)	—	3,750,543
Kelli J. Holz
DCP	—	—	—	—	—
SERP	—	—	(180,979)	—	1,562,726
Cathy E. Cooper
DCP	—	—	—	—	—
SERP	—	—	(126,706)	—	1,093,909
Ryan M. Mauer
DCP	50,000	—	12,171	—	148,262
SERP	—	—	(217,183)	—	1,875,271
Kim E. Robison
DCP	—	—	—	—	—
SERP	—	—	(199,112)	—	1,718,998
(1)Executive contributions represent salary deferrals and are included in the "Salary" column of the Summary Compensation Table
(SCT) above. Mr. Mauer's salary deferral contributions are invested in the Fidelity VIP Freedom 2030 Fund which had a return of
10.67% during the fiscal year. The stock appreciation/depreciation on the salary deferrals are not included in the SCT because the earnings were not preferential or above-market.
(2)No contributions were made by the Company for the year ended 2025
(3)Aggregate earnings comprise additional Common Stock Units as dividend equivalents credited to each participant’s SERP account consistent with dividends paid to common shareholders, based on the closing stock price on the date of contribution, plus (or minus)
capital gains and appreciation/depreciation of investment results during the fiscal year. For the SERP plan, appreciation/depreciation is based on the performance of WaFd, Inc. Common Stock (Ticker: WAFD) over the fiscal year. The dividend equivalent amounts credited to the SERP Plan are included above in the “All Other Compensation” column of the Summary Compensation Table above and the related footnote. The stock appreciation/depreciation for the SERP is not included in the Summary Compensation Table above because the earnings were not preferential or above-market.
Aggregate earnings for the DCP comprise appreciation and depreciation on stock held as a result of salary deferrals. Mr. Mauer is the only NEO participant in the DCP. The stock appreciation/depreciation on the salary deferrals for the DCP are not included in the SCT because the earnings were not preferential or above-market.
(4)Of these amounts, the portion reported as Other Compensation within the Summary Compensation Table for each NEO by year can be found All Other Compensation table on page 37 in the Non-Qualified Plan Contribution Column.

42	2026 Proxy Statement

Executive Compensation
Potential Payments Upon Termination or
Change in Control
Change in Control
Each of the Company's NEOs are parties to Change of Control Agreements with the Company (collectively, the "Covered
NEOs" and each a "Covered NEO"). The Change of Control Agreements have a double trigger that provides for a severance payment to the Covered NEO if the Company experiences a Change of Control (as defined in the Change of
Control Agreements) and the Covered NEO's employment terminates during the three years after a Change of Control.
Specifically, the Change of Control Agreements provide that the Covered NEO will receive payment only if, in connection with a Change of Control, the Covered NEO’s employment is terminated involuntarily by the Company (including any successor in such Change in Control) without Cause or voluntarily by the Covered NEO for Good Reason, each of which are defined in the Change of Control Agreements. If employment is terminated by the Company without Cause or by such
Covered NEO for Good Reason during the first three years after a Change of Control, the Covered NEO will receive a lump sum payment on the 60th day following termination equal to the sum of (1) the pro-rata annual cash bonus due to such Covered NEO for the portion of the year worked prior to the termination, based upon the higher of (a) such NEO’s highest bonus paid by the Company under the Company’s annual incentive plans for the three years preceding the
Change of Control and (b) the annual bonus paid or payable to the Covered NEO for the last fiscal year (the “Highest
Annual Bonus”); (2) a lump sum payment equal to the product of (a) a multiple of 2 for all Covered NEOs, times (b) the sum of (i) the Covered NEO’s annual base salary and (ii) the Highest Annual Bonus (the “Severance Payment”) and (3) a
lump sum payment equal to the present value of the continuation for 2 years after the Covered NEO’s date of termination of employee welfare benefits to the Covered NEO or the Covered NEO’s family that are at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies in effect on the date of termination. Any such Covered NEO will also receive all unpaid vacation pay through the date of termination in accordance with the Company’s policies applicable to all employees and may receive outplacement assistance.
If a Covered NEO's employment is terminated for his or her death or disability during the first three years after a Change of Control, the Covered NEO will receive an additional lump sum payment on the 60th day following termination equal to a pro-rata annual bonus due to such Covered NEO for the portion of the year worked prior to the termination equal to the
Highest Annual Bonus amount.
In addition, pursuant to the Company's 2020 and 2025 Stock Incentive Plans, all unvested restricted stock awards will become fully vested upon a change of control (as defined in the Incentive Plan) of the Company.
Pursuant to the Company's Deferred Compensation and SERP, all unvested Company Contributions become fully vested upon a change in control (as defined in the Deferred Compensation Plan) of the Company.
Except for the Change of Control Agreements described above, none of the NEOs have employment agreements and are
“at will” employees.
The Change of Control Agreements have a cap that could reduce payments to the executive so as not to trigger the application of Section 280G of the Internal Revenue Code. Payments treated as excess parachute payment under Code
Section 280G are subject to a 20% excise tax in addition to applicable income and payroll taxes, and moreover the
Company cannot deduct such excess parachute payment. The Change of Control Agreements require that all payments or distributions by the Company to the executive will be reduced if necessary to avoid having excess parachute payment under Code Section 280G, but such reduction applies only if it would leave the executive with a better after-tax result compared with no reduction.

2026 Proxy Statement	43

Executive Compensation
The following table quantifies the payments that would be made to Covered NEOs if the Company experienced a Change of Control as of September 30, 2025 and they were terminated by the Company without Cause or voluntarily by the
Covered NEOs for Good Reason:

	Potential Change in Control Payments
Name	Severance Payment	Highest Bonus Amount(1)	Vesting of Stock Options(2)(3)	Vesting of Restricted Stock and Performance Shares(2)(3)(4)	Vesting of SERP Benefits(2)(5)	Benefits Payment(6)	Total
Brent J. Beardall	$2,100,000	$2,925,000	—	$4,584,684	$3,750,543	$45,099	$13,405,326
Kelli J. Holz	1,000,000	900,000	—	1,143,962	1,562,726	19,316	4,626,004
Cathy E. Cooper	1,000,000	620,000	—	1,146,133	1,093,909	34,820	3,894,862
Ryan M. Mauer	1,000,000	620,000	—	1,146,133	1,875,271	45,099	4,686,503
Kim E. Robison	1,000,000	900,000	—	1,146,133	1,718,998	34,820	4,799,951
(1)Each Covered NEO would also receive the payments set forth in this column if termination following a Change of Control is due to death or disability.
(2)Based on a price per share of $30.29, the closing market price for the Company's common stock on September 30, 2025, the last trading day of our fiscal year.
(3)Pursuant to the Company's 2020 and 2025 Stock Incentive Plans applicable to all employees, all unvested stock options and restricted stock awards will become fully vested upon a “change in control” of the Company. A “change in control” is defined in the
Incentive Plans to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule
14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the
Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.
(4)Each Covered NEO would also receive the payments set forth in this column if terminated after a change of control due to death or disability.
(5)Each Covered NEO’s SERP account will become 100% vested in this column if termination following a Change of Control occurs without Cause, or for Good Reason, as defined in the Deferred Compensation Plan, as long as the NEO is in good standing at the time of termination. Payment will be made as described below under "Supplemental Executive Retirement Plan".
(6)The value of the continuation of benefits under our medical, dental and vision plan is estimated based on the per-employee cost of that plan for the Covered NEO during 2025.
Deferred Compensation Plan
In the event that a NEO’s employment with the Company is terminated for any reason, either voluntarily or involuntarily, the officer will receive the balance of the deferred compensation account in the calendar year following the participant’s separation from service, death, or on a specified date, either in a lump sum or, for participants eligible for retirement, in annual installments for up to 10 years. Amounts in a participant’s DCP account that are attributable to participant compensation deferrals are always fully vested. All Bank contributions become 100% vested, if while employed a NEO dies, becomes disabled (as defined in Treas. Reg. Sec. 1.409A-1(e)(1)), or the Bank experiences a Change in Control while the participant is employed. The only NEO currently participating in the Deferred Compensation Plan is Ryan M.
Mauer; the balance of his deferred compensation account as of the end of fiscal 2025 is $148,262.

44	2026 Proxy Statement

Executive Compensation
Supplemental Executive Retirement Plan
A NEO’s SERP account will become 100% vested in the event of the NEO’s involuntary termination of employment by the
Company without Cause, or the SERP Participant’s voluntary termination of employment for Good Reason, as defined in the Deferred Compensation Plan. Upon a NEO’s termination of employment with the Company other than on account of death, the vested balance in the SERP Participant’s SERP account will be paid to the SERP Participant in ten (10)
substantially equal annual installments, beginning in the calendar year following the calendar year in which the SERP
Participant’s Separation from Service occurred, unless the Committee specifies a different payment schedule on or before the date the SERP Participant obtains a legally binding right to his or her initial SERP Company Contribution, or there are limitations in a NEO’s employment agreement or required by Code Section 409A or as a result of the application of the excess parachute payment rules of Code Section 280G. Upon the death of a NEO (regardless of whether such NEO is an employee at the time of death), all remaining vested balance of the SERP account shall be paid to the NEO’s beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the SERP Participant’s death.
The current balance of each NEO’s SERP account as of fiscal 2025 is set forth in the table titled “Nonqualified Deferred
Compensation for the 2025 Fiscal Year” above.
Pay Ratio
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC
Regulation S-K, we are required to provide annual disclosure of the ratio of the median of the annual total compensation of all employees of the company, except the CEO, to the annual total compensation of Brent Beardall, our Company’s
Chief Executive Officer ("CEO").
The SEC rule requires the disclosure of (i) the median of the annual total compensation of all employees of the company, except the CEO, (ii) the annual total compensation of the CEO; and (iii) the ratio of the two amounts.
In determining the median employee, a listing was prepared of all employees as of September 30, 2025. Wages and salaries were annualized for those employees that were not employed for the full year of 2025. The median employee was selected from the annualized list based upon the Company’s tax records. For simplicity, the value of the Company’s 401(k)
plan and medical benefits provided was excluded as all employees including the CEO are offered the exact same benefits and the Company utilizes the Internal Revenue Service safe harbor provision for 401(k) discrimination testing. As of
September 30, 2025, the Company employed 2,026 persons (including the CEO) of which 1,911 are full time and 115 are part time.
Ratio:
■The median employee's annual total compensation (other than our CEO): $65,525
■Mr. Beardall’s annual total compensation, as reported in our 2025 Summary Compensation Table: $3,822,631
■Based on this information, the ratio of the annual total compensation of Mr. Beardall to the median of the annual total compensation of all employees is estimated to be 58 to 1.
The ratio above is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.
Given the rule’s flexibility, the method the Company used to determine the median employee may be different from its peers, so the ratios may not be comparable.

2026 Proxy Statement	45

Executive Compensation
Pay Versus Performance
Pay Versus Performance Table
In accordance with rules adopted by the SEC in Item 402(v) of Regulation S-K, pursuant to Section 953(a) of the
Dodd-Frank Act, we provide the following disclosure regarding executive compensation and the Company's performance on select financial metrics. For more information regarding the Company's executive compensation philosophy, refer to the Compensation Discussion & Analysis section above.
The following table sets forth a summary of compensation for our CEO and the average compensation for the non-CEO
NEOs and includes information on the Company's total shareholder return ("TSR"), the TSR for the Company's peer group, Net Income and the company's selected performance measure, GAAP Earnings Per Share. As required by Item
402(v), we have separately included in the tables and charts below, as CEO compensation, the compensation of our
Chief Experience Officer, Cathy Cooper, who served as temporary CEO from January 3, 2023 through February 12, 2023;
however, substantially all of the compensation reflected for Ms. Cooper for 2023 reflects her time as a non-CEO.
Ms. Cooper was otherwise not a NEO for 2023 or 2024. Her compensation as a non-CEO NEO is included in the tables below for 2021, 2022 and 2025.

	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table for non- CEO NEOs(2)	Average Compensation Actually Paid to non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ in thousands)	GAAP Earnings Per Share
Year					TSR	Peer Group TSR(3)
2025	$3,822,631	$3,903,416	$1,321,019	$1,206,250	90	111	$226,068	$2.63
2024	$4,030,461	$4,020,342	$1,358,168	$1,407,225	141	133	$200,041	$2.50
2023	$2,225,890	$2,001,205
	$6,308,674	$5,394,252	$2,279,134	$2,059,006	88	82	$257,426	$3.72
2022	$3,596,934	$4,324,462	$1,133,594	$1,330,164	90	93	$236,330	$3.40
2021	$3,254,715	$4,079,586	$1,138,791	$1,480,437	170	197	$183,615	$2.39
(1)Reflects compensation for our Chief Executive Officer, Brent Beardall, who served as our Principal Executive Officer (PEO) in all years disclosed and for our Chief Experience Officer, Cathy Cooper, who served as our temporary PEO from January 3, 2023 to
February 12, 2023, while Mr. Beardall was on medical leave. For 2023, Ms. Cooper's compensation is shown on the top line and
Mr. Beardall's on the lower line.
(2)Reflects compensation for the following non-CEO NEOs by year: Vincent Beatty (former CFO retired as of December 31, 2022),
Cathy Cooper, James Endrizzi (Chief Commercial Banker through December 31, 2024) and Kim Robison for both 2021 and 2022;
Kelli Holz, Vincent Beatty, James Endrizzi, Ryan Mauer and Kim Robison for 2023; Kelli Holz, James Endrizzi, Ryan Mauer and Kim
Robison for 2024; and Kelli Holz, Cathy Cooper, Ryan Mauer and Kim Robison for 2025.
(3)Peer Group used for TSR comparisons reflects the KBW Regional Banking Index.

46	2026 Proxy Statement

Executive Compensation
To calculate Compensation Actually Paid for our NEOs, the following adjustments were made to the Summary
Compensation Table total pay deducting the amounts included under the "Stock Awards" column for each year and adding amounts based on the SEC's definition of "compensation actually paid" as shown in the following table.

			CEO			CConsB(1)
	2021	2022	2023	2024	2025	2023
Summary Compensation Table Total	$3,254,715	$3,596,934	$6,308,674	$4,030,461	$3,822,631	$2,225,890
Deduct grant date fair value of stock awards granted in fiscal year	(1,197,318)	(1,315,205)	(1,566,874)	(1,394,385)	(1,567,414)	(419,291)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	1,854,627	1,100,470	1,054,184	1,758,115	1,268,420	282,096
Add change in fair value of outstanding and unvested stock awards and options and stock awards granted in prior fiscal years	407,311	(197,932)	(76,869)	220,379	(36,737)	(29,528)
Add fair value at vesting of options awards that vested during fiscal year	—	—	—	—	—	—
Add change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which vesting conditions were satisfied during the year	7,266	1,140,195	196,527	(23,213)	416,515	72,704
Deduct fair value of stock awards granted in prior years that failed to meet vesting conditions during fiscal year	(247,015)	—	(521,390)	(571,015)	—	(130,666)
Add value of dividend or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	—	—	—	—	—	—
Compensation actually paid	$4,079,586	$4,324,462	$5,394,252	$4,020,342	$3,903,416	$2,001,205
(1)This column represents the adjustments made to arrive at Compensation Actually Paid to Cathy Cooper, Chief Experience Officer,
while she was the Chief Consumer Banker. Ms. Cooper is included in Pay versus Performance table above due to acting as temporary CEO during fiscal 2023.

2026 Proxy Statement	47

Executive Compensation

	Other NEOs
	2021	2022	2023	2024	2025
Summary Compensation Table Total	$1,138,791	$1,133,594	$2,279,134	$1,358,168	$1,321,019
Deduct grant date fair value of stock awards granted in fiscal year	(289,265)	(308,869)	(398,325)	(381,044)	(419,406)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	570,861	324,587	267,991	480,441	339,402
Add change in fair value of outstanding and unvested stock awards and options and stock awards granted in prior fiscal years	118,046	(102,521)	(25,672)	64,661	(19,867)
Add fair value at vesting of options awards that vested during fiscal year	—	—	—	—	—
Add change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which vesting conditions were satisfied during the year	2,504	283,373	65,188	(6,547)	(14,898)
Deduct fair value of stock awards granted in prior years that failed to meet vesting conditions during fiscal year	(60,500)	—	(129,310)	(108,454)	—
Add value of dividend or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	—	—	—	—	—
Compensation actually paid	$1,480,437	$1,330,164	$2,059,006	$1,407,225	$1,206,250
The stock awards included above comprise performance share awards and restricted stock awards granted from 2018 through 2023. The amounts are based on the estimated fair value of the restricted stock and restricted performance awards as of the applicable year end or vesting date as required by SEC rules. The fair value for performance share awards is based on a probable outcome target of vesting, which represents the mid-point of the total shareholder return range and an estimated likelihood of achieving that level, and is calculated in accordance with U.S. GAAP. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with the fair value methodology used to account for share-based payments in the Company’s consolidated financial statements included in Note Q – Stock
Award Plans of our Annual Report on Form 10-K for the year ended September 30, 2025.

48	2026 Proxy Statement

Executive Compensation
Description of Relationships Between Compensation
and Performance
The following charts provide a clear, visual description of the relationship between Compensation Actually Paid ("CAP") to our CEO(s) and the average CAP to our other NEOs, to aspects of the Company's financial performance as included in the Pay versus Performance table above. It should be noted fiscal 2023 CAP included the initial SERP contributions as part of Other Compensation, unique to this year, which will make compensation for the year appear unusually high compared to other years.
CEO and average NEO CAP vs Company TSR and KBW Index TSR
PAY VERSUS TSR

¢	CAP - CEO	¢	CAP - AVG NEO	¢	CAP - CConsB	WAFD TSR	KBW Index TSR
CEO and average NEO CAP vs GAAP Net Income
PAY VERSUS NET INCOME

¢	CAP - CEO	¢	CAP - AVG NEO	¢	CAP - CConsB	Net Income

2026 Proxy Statement	49

Executive Compensation
CEO and average NEO CAP vs GAAP Earnings Per Share
PAY VERSUS GAAP EARNINGS PER SHARE

¢	CAP - CEO	¢	CAP - AVG NEO	¢	CAP - CConsB	GAAP EPS
Tabular List of Company Performance Measures
The following table alphabetically lists the measures we believe are most important in linking compensation actually paid to company performance during fiscal 2025.

1	Generally Accepted Accounting Principles Earnings Per Share ("GAAP EPS")
2	Total Shareholder Return ("TSR")

50	2026 Proxy Statement
Director Compensation
Our non-employee director compensation program is generally designed to attract and retain experienced and knowledgeable directors, and to provide equity-based compensation as a means to align our director’s interests with those of our shareholders. In 2025, our non-employee director compensation was composed of cash compensation, in the form of annual retainers and committee fees, and equity compensation, in the form of annual stock awards. Brent Beardall, our
CEO, does not receive any additional compensation for his service as a director.
Director Fees
Directors are entitled to an annual retainer of $80,000, except for the Chairman of the Board, who receives an annual retainer of $120,000. In addition, at the end of each calendar year, currently serving directors are eligible to receive an annual stock grant. In fiscal 2025, this grant amounted to $106,005 of stock for each Director. Stock awards to Directors are anticipated to continue in future years as a means to increase alignment of directors.
The Director Emeritus receives a monthly retainer of $1,500; a director receives the title of Director Emeritus and is entitled to receive a monthly director emeritus fee upon retirement from the Board after serving as a director for 30 or more years. Currently Mr. W. Alden Harris is the Company’s only Director Emeritus.
The following table sets forth information regarding the compensation received by each of the Directors of the Company during fiscal 2025, other than Mr. Beardall whose executive officer compensation is fully reflected in the Summary
Compensation Table and the other related tables in the discussion above.

	Fees Earned or Paid in Cash	Fair Value of Stock Awards(1)	All Other Compensation	Total
R. Shawn Bice	$80,000	$106,005	$—	$186,005
Linda S. Brower	80,000	106,005	—	186,005
Stephen M. Graham	120,000	106,005	—	226,005
David K. Grant	80,000	106,005	—	186,005
Sylvia R. Hampel	80,000	106,005	—	186,005
Bradley M. Shuster	80,000	156,009	—	236,009
S. Steven Singh	80,000	106,005	—	186,005
Sean B. Singleton	80,000	106,005	—	186,005
Randall H. Talbot	80,000	106,005	—	186,005
M. Max Yzaguirre	80,000	156,009	—	236,009
	840,000	1,160,058	—	2,000,058
(1)These amounts reflect the dollar value of the compensation cost of all outstanding stock awards or option awards recognized over the requisite service period, computed in accordance with FASB ASC 718. The assumptions made in valuing the stock awards are included under the caption “Stock Award Plans” in Note Q of Notes to Consolidated Financial Statements in the 2025 Annual Report
on Form 10-K and such information is incorporated herein by reference. Having joined the board in March 2024 as a result of the acquisition of Luther Burbank Corporation, Mr. Shuster and Mr. Yzaguirre received additional stock awards in 2025 to compensate them for the time served the previous year.

2026 Proxy Statement	51

PROPOSAL 2

Advisory Vote on the Compensation of WaFd, Inc.’s Named Executive Officers

The board of directors unanimously recommends a vote by shareholders “FOR” approval, on an advisory basis, of the compensation of named executive officers as described in this proxy statement.

In accordance with Section 14A of the Securities Exchange Act, shareholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the Company's executive officers, as described above under “Compensation Discussion and Analysis,” the compensation tables and narrative discussions of NEO compensation in this proxy statement.
The Company believes that its compensation policies and procedures, which are reviewed and approved by the
Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long-term interests of shareholders. The Board and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under "Compensation Discussion and Analysis." NEO compensation for 2025 reflects the effectiveness of the Company's executive compensation program in fulfilling its objectives. The Compensation
Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.
The Company's Board has requested a shareholder vote on the Company's executive compensation plans, programs and arrangements as reflected in the Compensation Discussion and Analysis, the disclosures regarding NEO compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives the Company's shareholders the opportunity to endorse or not endorse the Company's executive pay program and policies through the following non-binding resolution:
“RESOLVED, that the compensation of the named executive officers, as disclosed in this proxy statement under
"Executive Compensation," including "Compensation Discussion and Analysis," and the related narrative disclosures, is hereby approved."
This is an advisory vote only, and neither the Company nor the Board will be bound to take action based upon the outcome. However, the Board and Compensation Committee will review the results of the vote and will consider the vote of the shareholders when making decisions regarding future executive compensation arrangements.

52	2026 Proxy Statement

PROPOSAL 3

Ratification of Appointment of Independent Auditors

The board of directors unanimously recommends a vote by shareholders “FOR” ratification of the appointment of Deloitte & Touche LLP as the company's independent registered public accountants for the fiscal year ending September 30, 2026.

At the Annual Meeting, shareholders of the Company will be asked to ratify the appointment of Deloitte & Touche LLP
("Deloitte"), as the Company's independent registered public accountants for the fiscal year ending September 30, 2026.
This appointment was recommended and approved by the Audit Committee of the Company. If the shareholders do not ratify the appointment of Deloitte, then the Audit Committee may reconsider the appointment. Even if the selection of
Deloitte is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
A representative of Deloitte will be present during the virtual Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.
Deloitte has advised the Company that neither the firm nor any of its members has any relationship with the Company or any of its subsidiaries other than the usual relationship that exists between independent registered public accountants and clients.
Principal Accountant Fees and Services
Aggregate billings for the professional services rendered to the Company by Deloitte for the 2025 and 2024 fiscal years were as follows:

	2025	2024
Audit Fees	$1,765,000	$2,510,000
Audit Related Fees	—	—
Tax Fees	954	23,385
Other Fees	—	2,091
Total Fees	$1,765,954	$2,535,476
Audit Fees related to the audits of the Company's annual financial statements for the fiscal years ended September 30,
2025 and 2024, reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those years and consents related to various filings with the SEC. Audit Related Fees for 2024 include fees resulting from the acquisition of Luther Burbank Corporation. Tax Fees related to consulting services rendered for the fiscal years ended
September 30, 2025 and 2024. Other Fees related to subscriptions to accounting research tools.

2026 Proxy Statement	53

Proposal 3: Ratification of Appointment of Independent Auditors
Audit Committee Pre-Approval Policy
The Audit Committee of the Board has implemented procedures under the Company's Audit Committee Pre-Approval
Policy for Audit and Non-Audit Services (the "Pre-Approval Policy") to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit
Committee pre-approves the use of the Company's independent registered public accounting firm for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the
Pre-Approval Policy, then it must be specifically approved by the Audit Committee before the service may be provided by the Company's independent registered public accounting firm. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. All of the audit services provided by Deloitte to the
Company in 2025 and 2024 were pre-approved by the Audit Committee.

54	2026 Proxy Statement
Other Matters
Management is not aware of any business to come before the Annual Meeting other than those matters described in this
Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.
The cost of the solicitation of proxies will be borne by the Company and it will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the
Company may solicit proxies personally or by telephone without additional compensation.

2026 Proxy Statement	55
Shareholder Proposals
No shareholder proposals were submitted in connection with this Annual Meeting.
Any proposal that a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Shareholders must be received by the Company at its principal executive offices at 425 Pike
Street, Seattle, Washington 98101 no later than August 21, 2026. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.
Shareholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an Annual Meeting pursuant to Section 2.15 of the Company's Amended and
Restated Bylaws, which provides that business at an Annual Meeting of Shareholders must be: (a) properly brought before the meeting by or at the direction of the Board of the Company; or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices at 425 Pike Street, Seattle,
Washington 98101 no later than ninety (90) days prior to the anniversary date of the mailing of proxy materials by the
Company in connection with the immediately preceding Annual Meeting of Shareholders of the Company, or not later than
September 20, 2026 in connection with the Annual Meeting of Shareholders for the 2026 fiscal year. Such shareholder's notice is required to set forth certain information specified in the Company's Amended and Restated Bylaws. A shareholder should carefully read our bylaws to comply with the notice requirements for such shareholder proposals.
In order for a shareholder to nominate one or more persons for election at an Annual Meeting of Shareholders, complete and timely notice must be delivered in writing to the Secretary of the Company, or mailed and received at, the principal executive offices at 425 Pike Street, Seattle, Washington 98101 no later than ninety (90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding Annual Meeting of Shareholders of the Company, or not later than September 20, 2026 in connection with the Annual Meeting of
Shareholders for the 2026 fiscal year. Such notice is required to set forth certain additional information as is described above under “Nominations of Directors” and set forth in Section 4.15 of the Company’s Amended and Restated Bylaws.
A shareholder should carefully read our bylaws to comply with the notice requirements for such proposals to nominate directors.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b).

56	2026 Proxy Statement
Annual Reports
Shareholders of record as of the Record Date for the Annual Meeting are being forwarded a copy of the Company's
Annual Report to Shareholders for the fiscal year ended September 30, 2025 (the "Annual Report"). Included in the
Annual Report are the consolidated statements of financial condition of the Company as of September 30, 2025 and 2024 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended September 30, 2025, prepared in accordance with generally accepted accounting principles, and the related report of WaFd's independent auditors. The Annual Report is not a part of this Proxy Statement.
Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the fiscal year ended September 30, 2025. Upon written request and a payment of a copying charge of $.10 per page, WaFd will furnish to any such shareholder a copy of the exhibits to the Annual Report on Form 10-K. Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one set of these documents may have been sent to multiple shareholders at a shared address. Additional copies of this proxy statement and our
Annual Report on Form 10-K are available upon request. Such written requests should be directed to Kelli J. Holz,
Executive Vice President and Chief Financial Officer, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, or by
telephone at 206-624-7930. The Annual Report on Form 10-K is not a part of this Proxy Statement. The Annual Report on
Form 10-K, together with this Proxy Statement and all SEC filings may also be downloaded or printed from the Company's website: www.wafdbank.com/investor-relations/sec-filings.
Any shareholder who wants to receive separate copies of our proxy statement and annual report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact his, her or its bank, broker or other nominee record holder.

SCAN TO
VIEW MATERIALS & VOTE

WAFD, INC.
425 PIKE STREET
SEATTLE, WA 98101-2334

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 2, 2026 for shares held directly and by 11:59 p.m. Eastern Time on January 27, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WAFD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 2, 2026 for shares held directly and by 11:59 p.m. Eastern Time on January 27, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81686-P38291

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAFD, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stephen M. Graham
02) Bradley M. Shuster
03) Randall H. Talbot
04) M. Max Yzaguirre

The Board of Directors recommends you vote FOR proposals 2 and 3.

If you want to cumulate your votes, please mark here and write in your instructions on the reverse side. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Annual Meeting of Shareholders of
WAFD, INC.
February 3, 2026

Please date, sign and mail your proxy card
in the envelope provided
as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V81687-P38291

WAFD, INC.
This Proxy Is Solicited On Behalf Of The Board Of Directors.

The undersigned hereby appoints Executive Vice President and Chief Financial Officer Kelli Holz and Executive Vice President and Chief Operating Officer Kim Robison, and each of them, as Proxies for the undersigned, each with the power to appoint her substitute, to vote as designated on the reverse side, all the shares of Common Stock of WaFd, Inc. held of record by the undersigned on November 28, 2025, at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/WAFD2026 on Tuesday, February 3, 2026 at 8:00 a.m. Pacific Time, or at any adjournment thereof (the "Annual Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted FOR the nominees named under Proposal 1, and FOR Proposals 2 and 3. **In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.**

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of WaFd, Inc. called for the 3rd day of February 2026 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy may be revoked at any time before it is exercised.

(If you noted cumulative voting instructions below, please check the corresponding box on the reverse side.)

CUMULATE: ____

____

Continued and to be signed on reverse side

Your **Vote** Counts!

WAFD, INC.

2026 Annual Meeting
Vote by February 2, 2026 11:59 PM ET. For shares held in a Plan, vote by January 27, 2026 11:59 PM ET.

WAFD, INC.
425 PIKE STREET
SEATTLE, WA 98101-2334

V81688-P38291

You invested in WAFD, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 3, 2026.**

Get informed before you vote

View The Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

February 3, 2026
8:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/WAFD2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Stephen M. Graham 02) Bradley M. Shuster 03) Randall H. Talbot 04) M. Max Yzaguirre	For
2. ADVISORY VOTE ON THE COMPENSATION OF WAFD, INC.'S NAMED EXECUTIVE OFFICERS.	For
3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.	For

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